As filed with the Securities and Exchange Commission on July 31, 2017.

Registration No. 333-141917
1940 Act File No. 811-22045

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 17	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 20	☒
(Check Appropriate box or boxes)

WISCONSIN CAPITAL FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

8030 EXCELSIOR DRIVE, SUITE 307
MADISON, WISCONSIN   53717
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (608) 960-4616

Thomas G. Plumb
President
8030 Excelsior Drive, Suite 307
Madison, Wisconsin  53717
(Name and Address of Agent for Service)

Copy to:
Matthew C. Vogel, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)
☒ on August 1, 2017 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date)  pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a  previously filed post-effective amendment

Explanatory Note:
This post-effective amendment No. 17 to the Registration Statement of Wisconsin Capital Funds is being filed for the purpose of updating annual financial information.

Plumb Funds is a registered trademark of Wisconsin Capital Funds, Inc.

Plumb Balanced Fund	Plumb Equity Fund
(Ticker: PLBBX)	(Ticker: PLBEX)

PROSPECTUS
August 1, 2017

www.plumbfunds.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete.  Anyone who tells you otherwise is committing a crime.

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FUND SUMMARY SECTION

PLUMB BALANCED FUND

Investment Objective

The Plumb Balanced Fund (the “Balanced Fund”) seeks a high total return through capital appreciation while attempting to preserve principal, and secondarily seeks current income.

Fees and Expenses of the Plumb Balanced Fund This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund.
Shareholder Fees (fees paid directly from your investment).
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None
Redemption Fee (exclusive of wire transfer charges of $15.00, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment).
Management Fees	0.65%
Distribution (12b-1) Fees	0.22%
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.68%
Fee Waivers and Expense Reimbursements(1)	-0.38%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.30%
______________________
(1)  The Funds’ Advisor, Wisconsin Capital Management, LLC (the “Advisor”), has contractually agreed, at least until July 31, 2018, to waive fees and reimburse expenses of the Balanced Fund so as to cap its annual operating expense ratios (excluding Acquired Fund Fees and Expenses) at 1.30% of its average daily net assets. This expense cap may not be terminated prior to this date except by the Board of Directors.  For any year in which the Fund’s actual operating expense ratio is lower than the applicable cap, the Advisor may recoup any or all of the fees it has waived and/or the expenses it has reimbursed during the immediately preceding three fiscal years, provided the amount of recoupment in any fiscal year shall be limited so that it does not cause the Fund’s total operating expenses to exceed the applicable cap at the time of waiver for that fiscal year.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or sell) all of your shares at the end of those time periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  With respect to the first year expense amount, this example reflects the effects of the contractual commitment that the Advisor has made to waive fees and reimburse expenses for the Fund at least until July 31, 2018.  The assumed return does not represent actual or future performance, and your actual costs may be higher or lower.  However, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Balanced Fund	$132	$493	$877	$1,955

Portfolio Turnover.  The Balanced Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

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Principal Investment Strategies of the Balanced Fund

The Balanced Fund invests in a diversified portfolio of common stocks and fixed income securities.  We select securities that, in our judgment, will result in the highest total return consistent with preservation of principal, and we vary the mix of common stocks and bonds from time to time.  More than 50% of the Fund’s assets are normally invested in common stocks.

To achieve a better risk-adjusted return on its equity investments, the Fund invests in many types of stocks, including a blend of large company stocks, small company stocks, growth stocks, and value stocks.

We also normally invest at least 25% of the Fund’s assets in fixed income senior securities.  The fixed income senior securities in which the Fund may invest include corporate bonds and other debt instruments, mortgage-related securities, asset-backed securities, debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities), municipal bonds, convertible debt securities, and preferred stock.  The dollar-weighted average portfolio maturity of the fixed income securities held by the Fund will normally not exceed 10 years.

The Fund will limit its investments in foreign securities, including in American Depositary Receipts (“ADRs”), to 15% of its total assets.

The Fund typically sells securities in companies when their market valuations rise significantly above the portfolio manager’s estimates of intrinsic business values, long-term economic fundamentals significantly deteriorate, or better opportunities are presented in the marketplace.

Principal Risks of Investing in the Balanced Fund

The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the Fund will be affected by its asset allocation.  If the Balanced Fund favors an asset class during a period when that class underperforms, performance may be hurt.  The Fund’s principal risks are discussed below.  The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.

• Market Risk.  The market value of a security may decline due to general market conditions that are not specifically related to a particular company or because of factors that affect a particular industry or industries. Drastic reductions in or volatile trading activity may make it difficult for the Fund to properly value its investments, particularly its fixed-income investments.

•  Individual Security Selection Risk.  Stocks and bonds selected as portfolio investments may decline in value due to events specific to that individual security.  Such events include, but are not limited to, changes in a company’s business or credit outlook, its geographic exposure, events at competitor companies, and changes in government policy or regulatory environment. The Fund’s balance between equity and debt securities could limit its potential for capital appreciation relative to an all-stock fund or contribute to greater volatility relative to an all-bond fund.

•  Foreign Securities Risk.  Although the Balanced Fund invests principally in the securities of U.S. issuers, it also expects to invest in foreign securities.  To the extent the Fund invests in foreign securities, such investments will be subject to special risks, including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

• Smaller Company Risk.  The Fund may invest (typically less than one-third of its total assets) in stocks of smaller companies whose market capitalizations are less than $1 billion.  Earnings and revenues of smaller companies tend to be less predictable, and the share prices of smaller companies can be more volatile, than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the liquidity of these securities and the Fund’s ability to sell these securities.

•  Interest Rate Risk.  Prices of bonds tend to move inversely with changes in interest rates.  Typically, a rise in rates will reduce bond prices and, accordingly, the Fund’s share price.  As of the date of this Prospectus, interest rates are near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.

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• Credit Risk.  Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a company’s preferred stock, common stock and bond prices to fall.

• Call Risk.  If an issuer “calls” its bond during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield.

• Liquidity Risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the Fund’s share price may fall dramatically.

• Concentration Risk.  To the extent the Fund invests in a smaller number of securities than do some other mutual funds, its net asset value may experience greater volatility and a greater effect on its total return and may be more susceptible to economic, political, and regulatory developments affecting particular securities or sectors of the market.

•       Rating Agencies Risk.  Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained.  There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant.  A downward revision or withdrawal of such ratings, or either of them, may have a negative effect on the liquidity or market price of the securities in which the Fund invests.

•       Key Person Risk. The Funds are heavily dependent upon Mr. Thomas Plumb for their operation and for the execution of their investment strategy.  The Funds would likely find it more difficult to execute their investment strategy and to continue their operation in the event he were no longer involved in the management of the Funds.

Past Performance

The following tables show historical performance of the Balanced Fund and provide some indication of the risks of investing in the Fund.  Table I shows the Fund’s total returns before taxes for each of the periods set forth in the Table.  Table II shows the Fund’s average annual total returns both before and after taxes and compares those returns to the performance of three different securities market indices, the Standard & Poor’s 500 Composite Index (S&P 500 Index), the Bloomberg Barclays Intermediate Government/Credit Bond Index, and MSCI’s Europe, Australasia, and Far East (EAFE) Index, as well as the Fund’s Benchmark, which is a composite comprised of 55% S&P 500 Index, 35% Bloomberg Barclays Intermediate Government/Credit Bond Index, and 10% MSCI EAFE Index. The S&P 500 Index reflects the market sectors for U.S.-based equities in which the Fund primarily invests. The Bloomberg Barclays Intermediate Government/Credit Bond Index represents the bond markets in which the Fund primarily invests.  The MSCI EAFE Index reflects the performance of major developed international equity markets, other than the United States and Canada, in which the Fund invests.  The Benchmark represents a broad measure of the stock and bond markets, including market sectors and geography, in which the Fund may invest. The performance data quoted represents past performance and current returns may be lower or higher. Past performance (before and after taxes) does not guarantee future results.  Recent performance information for the Fund is available on the Fund’s website at www.plumbfunds.com or by calling 1-866-987-7888.

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TABLE I

Balanced Fund Year-by-Year Total Returns (Calendar Year)

Best Quarter:	Worst Quarter:
2nd Quarter of 2009	4th Quarter of 2008
11.24%	-15.82%

The performance information above is calculated based on a calendar year. The Fund’s total return (not annualized) for the six-month period ended June 30, 2017 was 13.25%.

Balanced Fund - Average Annual Total Returns
(for the periods ended December 31, 2016)
TABLE II	1 Year	5 Years	Life of Fund (since 5/24/07)
Return Before Taxes	5.06%	8.14%	3.25%
Return After Taxes on Distributions	4.93%	7.87%	2.92%
Return After Taxes on Distributions and Sale of Fund Shares	2.97%	6.42%	2.53%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.48%
Bloomberg Barclays Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	2.08%	1.85%	3.84%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	-1.88%	3.58%	-2.95%
Blended Benchmark (reflects no deduction for fees, expenses or taxes)	7.16%	9.08%	4.92%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Wisconsin Capital Management, LLC serves as the investment advisor to the Balanced Fund.

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Portfolio Manager

Mr. Thomas G. Plumb serves as the portfolio manager of the Balanced Fund. Mr. Plumb has been a portfolio manager of the Balanced Fund since the Fund’s inception in May 2007. He is also the President, Chief Executive Officer, Secretary, and Chairman of the Plumb Funds.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to the section titled “Summary of Other Important Information Regarding Shares of the Funds” of this Prospectus.

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PLUMB EQUITY FUND

Investment Objective

The Plumb Equity Fund (the “Equity Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Plumb Balanced Fund This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Fund.
Shareholder Fees (fees paid directly from your investment).
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None
Redemption Fee (exclusive of wire transfer charges of $15.00, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment).
Management Fees	0.65%
Distribution (12b-1) Fees	0.22%
Other Expenses	0.99%
Total Annual Fund Operating Expenses	1.86%
Fee Waivers and Expense Reimbursements(1)	-0.41%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.45%
________________________
(1)  The Advisor has contractually agreed, at least until July 31, 2018, to waive fees and reimburse expenses of the Equity Fund so as to cap its annual operating expense ratios (excluding Acquired Fund Fees and Expenses) at 1.45% of its average daily net assets.  This expense cap may not be terminated prior to this date except by the Board of Directors.  For any year in which the Fund’s actual operating expense ratio is lower than the applicable cap, the Advisor may recoup any or all of the fees it has waived and/or the expenses it has reimbursed during the immediately preceding three fiscal years, provided the amount of recoupment in any fiscal year shall be limited so that it does not cause the Fund’s total operating expenses to exceed the applicable cap at the time of waiver for that fiscal year.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or sell) all of your shares at the end of those time periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  With respect to the first year expense amount, this example reflects the effects of the contractual commitment that the Advisor has made to waive fees and reimburse expenses for the Fund at least until July 31, 2018.  The assumed return does not represent actual or future performance, and your actual costs may be higher or lower.  However, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Equity Fund	$148	$545	$968	$2,146

Portfolio Turnover.  The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies of the Equity Fund

To pursue its investment objective, the Fund normally invests at least 80% of its assets, including borrowings for investment purposes, in common stocks and other equity securities, such as exchange-traded funds (ETFs), options, preferred stocks and securities convertible into such equity securities. The Fund will limit its investments in foreign securities, including in American Depositary Receipts (“ADRs”), to 15% of its total assets. The Fund generally invests in higher quality companies that are trading at significant discounts to portfolio manager’s estimates of their intrinsic value.  These companies may include large, medium, and smaller-sized companies.

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6

The Fund’s portfolio manager employs a blended investment style, which is generally characterized as “growth at a reasonable price”.  However, the portfolio manager may prefer a certain investment style and look for growth stocks or value stocks when warranted by market conditions and other factors.

The Fund seeks to provide investors with competitive after-tax investment returns by holding quality securities for the long term, which is designed to promote greater tax efficiency.  The Fund anticipates that capital growth will be accompanied by dividend income and growth of dividend income over time.

The Fund typically sells securities in companies when their market valuations rise significantly above the portfolio manager’s estimates of intrinsic business values, long-term economic fundamentals significantly deteriorate, or better opportunities are presented in the marketplace.

Principal Risks of Investing in the Equity Fund

The Equity Fund’s principal risks are discussed below.  The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.

• Market Risk.  The market value of a security may decline due to general market conditions that are not specifically related to a particular company or because of factors that affect a particular industry or industries. Drastic reductions in or volatile trading activity may make it difficult for the Fund to properly value its investments.

•  Individual Security Selection Risk.  Stocks selected as portfolio investments may decline in value due to events specific to that individual security.  Such events include, but are not limited to, changes in a company’s business or credit outlook, its geographic exposure, events at competitor companies, and changes in government policy or regulatory environment.

•  Foreign Securities Risk.  Although the Equity Fund invests principally in the securities of U.S. issuers, it also expects to invest in foreign securities.  To the extent the Fund invests in foreign securities, such investments will be subject to special risks, including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

• Smaller-Company Risk.  The Fund may invest (typically less than one-third of its total assets) in stocks of smaller companies whose market capitalizations are less than $1 billion.  Earnings and revenues of small companies tend to be less predictable, and the share prices of small companies can be more volatile, than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the liquidity of these securities and the Fund’s ability to sell these securities.

• Concentration Risk.  To the extent the Fund invests in a smaller number of securities than do some other mutual funds, its net asset value may experience greater volatility and a greater effect on its total return and may be more susceptible to economic, political, and regulatory developments affecting particular securities or sectors of the market.

•   Liquidity Risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the Fund’s share price may fall dramatically.

•   Key Person Risk. The Funds are heavily dependent upon Mr. Thomas Plumb for their operation and for the execution of their investment strategy.  The Funds would likely find it more difficult to execute their investment strategy and to continue their operation in the event he were no longer involved in the management of the Funds.

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Past Performance

The following tables show historical performance of the Equity Fund and provide some indication of the risks of investing in the Fund.  Table I shows the Fund’s total returns before taxes for each of the periods set forth in the Table.  Table II shows the Fund’s average annual total returns both before and after taxes and compares those returns to the performance of two different securities market indices, the S&P 500 Index and the MSCI EAFE Index, as well as to the Fund’s Benchmark, which is a composite comprised of 90% S&P 500 Index and 10% MSCI EAFE Index.  The S&P 500 Index reflects the market sectors for U.S.-based equities in which the Fund primarily invests.  The MSCI EAFE Index reflects the performance of major developed international equity markets, other than the United States and Canada, in which the Fund invests.  The performance data quoted represents past performance and current returns may be lower or higher. Past performance (before and after taxes) does not guarantee future results.  Recent performance information for the Fund is available on the Fund’s website at www.plumbfunds.com or by calling 1-866-987-7888.

TABLE I

Equity Fund Year-by-Year Total Returns (Calendar Year)

Best Quarter:	Worst Quarter:
2nd Quarter of 2009	4th Quarter of 2008
14.15%	-23.04%

The performance information above is calculated based on a calendar year. The Fund’s total return (not annualized) for the six-month period ended June 30, 2017 was 20.90%.

TABLE II

Equity Fund - Average Annual Total Returns (for the periods ended December 31, 2016)	1 Year	5 Years	Life of Fund (since 5/24/07)
Return Before Taxes	3.88%	10.25%	3.09%
Return After Taxes on Distributions	3.62%	9.50%	2.67%
Return After Taxes on Distributions and Sale of Fund Shares	2.41%	8.12%	2.41%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.48%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	-1.88%	3.58%	-2.95%
Blended Benchmark (reflects no deduction for fees, expenses or taxes)	10.53%	13.54%	5.54%

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After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Wisconsin Capital Management, LLC serves as the investment advisor to the Equity Fund.

Portfolio Manager

Mr. Thomas G. Plumb serves as the portfolio manager of the Equity Fund. Mr. Plumb has been a portfolio manager of the Equity Fund since the Fund’s inception in May 2007. He is also the President, Chief Executive Officer, Secretary, and Chairman of the Plumb Funds.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to the section titled “Summary of Other Important Information Regarding Shares of the Funds” of this Prospectus.

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Summary of Other Important Information Regarding Shares of the Funds

Purchase and Sale of Fund Shares

The investment minimums for purchases of shares of the Funds are as follows:

To open an account:	$2,500 ($1,000 for IRAs)
To add to an account:	$100 ($50 for Automatic Investment Plan and Automatic Exchange Plan)

You may redeem (sell back to the Fund) all or some shares of a Fund at any time by contacting the Funds by mail at The Plumb Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI  53201-0701; by personal delivery or express mail at The Plumb Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan St., Floor 3, Milwaukee, WI  53202-5207, or by telephone at 1-866-987-7888 (unless you indicate otherwise on your account application).  You may also redeem shares of a Fund by setting up a Systematic Withdrawal Plan, subject to certain restrictions.  If you hold shares of a Fund through a broker-dealer, financial institution or other service provider, you may redeem such shares by contacting such provider, who may charge a commission or other transaction fee for processing the redemption for you.  The Fund may waive the initial and subsequent investment minimums in its discretion.

Tax Information

The Funds intend to make distributions, which may be subject to federal, state and local taxes as ordinary income or capital gains, or a combination of the two.  Please see the sections entitled “Dividends and Distributions” and “Taxes” for more information.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, Wisconsin Capital Management, LLC, the Fund’s distributor, or any of their respective affiliates may pay the intermediary for the sale of the Fund’s shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Funds over another investment.  Ask your individual financial adviser or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

This section of the Prospectus describes the Funds’ investment objectives and strategies and the risks of investing in the Funds.  The investment objectives of the Funds can be changed without shareholder approval.

Investment Objectives and Principal Investment Strategies

Balanced Fund:

Investment Objective

The Balanced Fund seeks a high total return through capital appreciation while attempting to preserve principal, and secondarily seeks current income.

Principal Investment Strategies

The Balanced Fund invests in a diversified portfolio of common stocks and fixed income securities.  We select securities that, in our judgment, will result in the highest total return consistent with preservation of principal, and we vary the mix of common stocks and bonds from time to time.  More than 50% of the Fund’s assets are normally invested in common stocks.  In allocating the Fund’s assets between stocks and bonds, we assess the relative return and risk of each asset class, analyzing several factors, including general economic conditions, anticipated future changes in interest rates, and the outlook for stocks generally.  The Fund will limit its investments in foreign securities, including in American Depositary Receipts (“ADRs”), to 15% of its total assets.

To achieve a better risk-adjusted return on its equity investments, the Fund invests in many types of stocks, including a blend of large company stocks, smaller company stocks, growth stocks, and value stocks.  We believe that holding a diverse group of stocks will provide competitive returns under different market environments, as opposed to more narrow investment styles.  Our flexible approach to equity investing enables us to adapt to changing market trends and conditions and to invest where we believe opportunity exists.

We also normally invest at least 25% of the Fund’s assets in fixed income senior securities.  The fixed income senior securities in which the Fund may invest include corporate bonds and other debt instruments, mortgage-related securities, asset-backed securities, debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities), convertible debt securities, and preferred stock.  In addition to their fixed income characteristics, some of these securities may be convertible into common stock of the issuing corporation.  The dollar-weighted average portfolio maturity of the fixed income securities held by the Fund will normally not exceed 10 years.

Other Investment Strategies

The Balanced Fund typically invests in common stocks that possess most of the following characteristics:

• Leading market positions

• High barriers to entry and other competitive or technological advantages

• High returns on equity and assets

• Good growth prospects

• Strong management

• Relatively low debt burdens

The Balanced Fund generally invests in investment-grade fixed income securities, although it may invest up to 5% of its total assets in securities rated below investment grade (i.e., high-yield or “junk” bonds).  Under adverse market conditions, the Balanced Fund could invest a substantial portion of its assets in U.S. Treasury securities and money market securities.

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Equity Fund:

Investment Objective

The Equity Fund seeks long-term capital appreciation.

Principal Investment Strategies

To pursue its investment objective, the Equity Fund normally invests at least 80% of its assets, including borrowings for investment purposes, in common stocks and other equity securities.  The Fund generally invests in higher-quality companies that are trading at significant discounts to the portfolio manager’s estimates of their intrinsic value.  These companies may include large, medium, and smaller sized companies. The Fund will limit its investments in foreign securities, including in American Depositary Receipts (“ADRs”), to 15% of its total assets.

In selecting securities for the Fund, the portfolio manager analyzes a company’s intrinsic value (the present value of the cash that can be taken out of a company in the future) and attempts to determine the price that a knowledgeable investor would be willing to pay for the entire company, given its financial characteristics, management, industry position, and growth potential.  Then, the portfolio manager compares the company’s market valuation relative to its intrinsic business value.

The Fund’s portfolio manager employs a blended investment style, which is generally characterized as “growth at a reasonable price”.  However, the portfolio manager may prefer a certain investment style and look for growth stocks or value stocks when warranted by market conditions and other factors.

The Fund seeks to provide investors with competitive after-tax investment returns by holding quality securities for the long term, which is designed to promote greater tax efficiency.  The Fund anticipates that capital growth will be accompanied by dividend income and growth of dividend income over time.

The Fund typically sells securities in companies when their market valuations rise significantly above the portfolio manager’s estimates of intrinsic business values or when the portfolio manager perceives that the long-term economic fundamentals significantly deteriorate or that better opportunities are presented in the marketplace.

Other Investment Strategies

The portfolio manager of the Equity Fund typically looks for companies that possess the following characteristics:

• Leading market positions

• High barriers to market entry and other competitive or technological advantages

• High return on equity and invested capital

• Consistent operating history

• Capable management

• Solid balance sheets

• Good growth prospects

Under adverse market conditions, the Equity Fund could invest a substantial portion of its assets in U.S. Treasury securities and money market securities.

Principal Investment Risks

Balanced Fund:

The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the Balanced Fund will be affected by its asset allocation.  If the Fund favors an asset class during a period when that class underperforms, performance may be hurt.  The Fund’s principal risks are discussed below.  The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.

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• Market Risk.  The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.  A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Drastic reductions in or volatile trading activity may make it difficult for the Fund to properly value its investments, particularly its fixed-income investments.

•  Individual Security Selection Risk.  Stocks and bonds selected as portfolio investments may decline in value due to events specific to that individual security.  Such events include, but are not limited to, changes in a company’s business or credit outlook, its geographic exposure, events at competitor companies, and changes in government policy or regulatory environment.  The Fund’s balance between equity and debt securities could limit its potential for capital appreciation relative to an all-stock fund or contribute to greater volatility relative to an all-bond fund.

•  Foreign Securities Risk.  Although the Balanced Fund invests principally in the securities of U.S. issuers, it also expects to invest in foreign securities.  To the extent the Fund invests in foreign securities, such investments will be subject to special risks, including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

• Concentration Risk.  To the extent the Fund invests in a smaller number of securities than do some other mutual funds, its net asset value may experience greater volatility and a greater effect on its total return and may be more susceptible to economic, political, and regulatory developments affecting particular securities or sectors of the market.

•   Key Person Risk. The Funds are heavily dependent upon Mr. Thomas Plumb for their operation and for the execution of their investment strategy.  The Funds would likely find it more difficult to execute their investment strategy and to continue their operation in the event he were no longer involved in the management of the Funds.

The Balanced Fund’s investments in stocks and other equity securities are subject to the following additional principal risks:

• Smaller Company Risk.  The Fund may invest (typically less than one-third of its total assets) in stocks of smaller companies whose market capitalizations are less than $1 billion.  Earnings and revenues of smaller companies tend to be less predictable, and the share prices of smaller companies can be more volatile, than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the liquidity of these securities and the Fund’s ability to sell these securities.  These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group.  Some of the Fund’s investments will rise and fall based on investor perception rather than economic factors.  Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

The Balanced Fund’s investments in bonds and other fixed-income securities are subject to the following additional principal risks:

• Interest Rate Risk.  Prices of bonds tend to move inversely with changes in interest rates.  Typically, a rise in rates will reduce bond prices and, accordingly, the Fund’s share price.  The longer the effective maturity and duration of the bond portion of the Fund, the more the Fund’s share price is likely to react to interest rates. As of the date of this Prospectus, interest rates are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

• Credit Risk.  Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a company’s preferred stock, common stock and bond prices to fall.

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• Call Risk.  Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date.  If an issuer calls its bond during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield.

•   Rating Agencies Risk.  Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained.  There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant.  A downward revision or withdrawal of such ratings, or either of them, may have a negative effect on the liquidity or market price of the securities in which the Fund invests.

Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.  In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Equity Fund:

The Equity Fund’s principal risks are discussed below.  The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.

• Market Risk.  The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.  A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Drastic reductions in or volatile trading activity may make it difficult for the Fund to properly value its investments.

•  Individual Security Selection Risk.  Stocks selected as portfolio investments may decline in value due to events specific to that individual security.  Such events include, but are not limited to, changes in a company’s business or credit outlook, its geographic exposure, events at competitor companies, and changes in government policy or regulatory environment.

•  Foreign Securities Risk.  Although the Equity Fund invests principally in the securities of U.S. issuers, it also expects to invest in foreign securities.  To the extent the Fund invests in foreign securities, such investments will be subject to special risks, including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

• Smaller Company Risk.  The Fund may invest (typically less than one-third of its total assets) in stocks of smaller companies whose market capitalizations are less than $1 billion at the time of investment.  Earnings and revenues of smaller companies tend to be less predictable, and the share prices of smaller companies can be more volatile, than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the liquidity of these securities and the Fund’s ability to sell these securities.  These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group.  Some of the Fund’s investments will rise and fall based on investor perception rather than economic factors.  Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

• Concentration Risk.  To the extent the Fund invests in a smaller number of securities than do some other mutual funds, its net asset value may experience greater volatility and a greater effect on its total return and may be more susceptible to economic, political, and regulatory developments affecting particular securities or sectors of the market.

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•   Key Person Risk. The Funds are heavily dependent upon Mr. Thomas Plumb for their operation and for the execution of their investment strategy.  The Funds would likely find it more difficult to execute their investment strategy and to continue their operation in the event he were no longer involved in the management of the Funds.

Other Investment Risks of the Funds

• High Yield Bond Risk.  Although the Balanced Fund’s bond investments are primarily in investment-grade bonds, the Balanced Fund may invest to a limited extent (up to 5% of its total assets) in high yield (“junk”) bonds which involve greater credit risk, including the risk of default, than investment-grade bonds.  High yield bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to negative developments affecting the issuer or its industry, or the economy in general.

• Issuer Risk.  The value of a security held by a Fund may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.

•   Liquidity Risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the Fund’s share price may fall dramatically.

• Market Sector Risk.  The Funds may invest a greater or lesser portion of their assets in certain companies, industries, or market sectors than the weightings they represent in certain broad market indices.  The Funds will not, however, invest 25% or more of their assets in any single industry sector.  These overweighted and underweighted positions may cause the Funds’ performance to vary from the performance of such broad market indices.

•  Growth and Value Stock Risk.  By investing in a mix of growth and value companies, the Funds assume the risks of both.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors frequently move away from these stocks quickly, thus depressing their market prices, even if earnings do increase.  In addition, growth stocks typically lack the dividend yield that may cushion stock prices in market downturns.  Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the portfolio manager misgauged that worth.  They also may decline in price, even though in theory they are already undervalued.

Temporary strategies in which the Funds may engage from time to time expose them to certain other risks described below.

• Temporary Defensive Positions.  Under adverse market conditions, the Funds could invest a substantial portion of their assets in U.S. Treasury securities and money market securities.  Although the Funds would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market.  During such periods, the Funds may not achieve their respective investment objectives.

• Short-Term Trading Risks.  The Funds may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the Funds’ after-tax performance.

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Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information and on their website (www.plumbfunds.com).

MANAGEMENT

Investment Advisor

Wisconsin Capital Management, LLC, 8030 Excelsior Drive, Suite 307, Madison, Wisconsin 53717, (the “Advisor”) serves as investment advisor and administrator to the Funds.  As of June 30, 2017, the Advisor had assets under discretionary management of approximately $72 million.

The Advisor manages the investment of each Fund’s assets; provides each Fund with personnel, facilities, and administrative services; and supervises each Fund’s daily business affairs, all subject to the oversight of the Board of Directors.  Under the investment advisory agreement pursuant to which the Advisor provides advisory services, each Fund pays the Advisor a fee at an annual rate equal to 65 basis points (0.65%) of the Fund’s average daily net assets.

From time to time, the Advisor may waive fees paid to it by a Fund and/or pay other Fund ordinary operating expenses (excluding brokerage commissions, interest, and taxes) to the extent necessary to ensure that such Fund’s total annual ordinary operating expenses do not exceed a certain percentage of average net assets.  Waivers and reimbursements have the effect of lowering a Fund’s overall expense ratio and increasing a Fund’s overall return to investors. The annual investment advisory fee paid to the Advisor as a percentage of average daily net assets for the year ended March 31, 2017, net of expense reimbursements or fee waivers (if applicable), was 0.25% for the Balanced Fund  and 0.22% for the Equity Fund.

TGP, Inc., which is wholly and directly owned by Thomas G. Plumb, holds all of the voting units of the Advisor. The address of TGP, Inc. is the same as the Advisor’s address.

A discussion regarding the basis for the Funds’ Board of Directors approving the investment advisory agreement is available in the Funds’ most recent Semiannual Report to Shareholders for the period ended September 30, 2016.

Portfolio Manager

Thomas G. Plumb, CFA.  Mr. Thomas Plumb has been the portfolio manager of the Funds since the Funds’ inception in May 2007. He has also served as the President, Chief Executive Officer and Chairman of the Plumb Funds since their inception in May 2007, and Secretary of Plumb Funds since August 1, 2017.  Mr. Plumb is a Principal and the founder of Wisconsin Capital Management, LLC, since January 2004, a firm that traces its origins back over thirty years.  He has over thirty years of experience as an investment professional including twenty years as the lead manager of two balanced mutual funds, the Thompson Plumb Balanced Fund and the Dreyfus Premier Balanced Opportunity Fund.  Mr. Plumb earned a Bachelor of Business Administration degree from the University of Wisconsin-Madison in 1975 and also holds a Chartered Financial Analyst (CFA) designation.

The Statement of Additional Information (the “SAI”) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

Rule 12b-1 Plan

Each Fund has adopted a distribution plan (the “Rule 12b-1 Plan”) which, among other things, requires it to pay Quasar Distributors, LLC (the “Distributor”), the principal underwriter and distributor of shares of the Funds, a monthly fee of up to 0.25% of its average daily net assets computed on an annual basis.

The amounts paid under the Rule 12b-1 Plan reimburse the Distributor for distributing Fund shares and providing services to shareholders.  Covered distribution expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, expenses associated with electronic marketing and sales media and communications, and other sales or promotional expenses, including compensation paid to any securities dealer (including the Distributor), financial institution, or other person who renders assistance in distributing or promoting the sale of Fund shares, provides shareholder services to the Funds, or has incurred any of the aforementioned expenses on behalf of the Funds pursuant to either a Dealer Agreement or other authorized arrangement.  Covered shareholder servicing expenses include, but are not limited to, costs associated with relationship management, retirement plan enrollment meetings, investment and educational meetings, conferences and seminars, and the cost of collateral materials for such events.  A Fund is obligated to pay fees under the Rule 12b-1 Plan only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from previous years.  No fee paid by one Fund under the Rule 12b-1 Plan may be used to reimburse the Distributor for expenses incurred in connection with its provision of distribution or shareholder services to another Fund.  Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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The Funds’ Rule 12b-1 Plan also authorizes the Funds to pay covered distribution and servicing expenses directly rather than through the Distributor, subject to the requirement that the aggregate amounts paid directly and to the Distributor do not exceed 0.25% per annum of the particular Fund’s average daily net assets.  The Funds’ direct payment of covered distribution and servicing expenses is made with the Distributor’s knowledge primarily for administrative convenience.

Revenue Sharing

The Advisor pays additional compensation out of its own assets (and not as an additional charge to any Fund) to selected financial advisors in connection with the retention and/or servicing of Fund investors and Fund shares, including without limitation for various shareholder servicing, recordkeeping or other services with respect to the Funds.  Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of the Funds. Please see the SAI for more information about the Advisor’s use of this additional compensation.

HOW TO BUY SHARES

General

You may buy shares of each Fund without a sales charge.  The price you pay for the shares will be the net asset value per share determined at the end of the business day on which your purchase order is received by the Plumb Funds through U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent (the “Transfer Agent”), or received by the Distributor, or other broker-dealers authorized by the Funds or their designated intermediaries.  The Distributor and the Funds reserve the right to reject any purchase order for any reason.  The Funds reserve the right to waive or change minimum initial and additional investment amounts.  Shares generally may not be purchased by persons residing outside the United States.  Please note that your application will be returned if any information is missing.  The Funds do not issue share certificates.

Please call us at 1-866-987-7888 if you have any questions about purchasing shares of the Funds or require additional assistance in completing your Account Application.

The investment minimums for purchases of shares of the Funds (subject to any waiver or change by the Distributor or the Funds) are as follows:

To open an account:	$2,500 ($1,000 for IRAs)
To add to an account:	$100 ($50 for Automatic Investment Plan and Automatic Exchange Plan)

The Funds have established an Anti-Money Laundering Program as required by the USA PATRIOT Act.  In order to ensure compliance with this law, we are required to obtain the following information for all registered owners and all authorized individuals:

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• Full Name

• Date of Birth

• Social Security Number

• Permanent Street Address (P.O. Box only is not acceptable)

• Corporate accounts require additional documentation

We will use this information to verify your identity and will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.  We also reserve the right to close an account within five (5) business days if identifying information or documentation is not received.

Purchase Procedures

You may buy shares of the Funds in the following ways:

Method	Steps To Follow

By Mail:	To Open a New Account:

The Plumb Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

By Personal Delivery/Express Mail:

The Plumb Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan St., Floor 3
Milwaukee, WI  53202-5207

Note: The Funds do not consider
the U.S. Postal Service or other
independent delivery services to be
their agents.  Therefore, deposit
in the mail or with such services, or
receipt at the post office box of
U.S. Bancorp Fund Services, LLC, of
purchase orders or redemption
requests does not constitute
receipt by the transfer agent of the
Funds.  Receipt of purchase orders
or redemption requests is based on
when the order is received at the
Transfer Agent’s offices.

1. Complete the Account Application.

2. Make your check payable to “The Plumb Funds” (note: your purchase must meet the applicable minimum). All purchases by check must be made in U.S. dollars drawn on a domestic financial institution.  The Fund will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  We are unable to accept post-dated checks or any conditional order or payment.

Note: Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  It is your responsibility to ensure that a current address is maintained for your account. Your state’s unclaimed or abandoned property department website may be able to provide more specific information about the laws applicable to your account(s) and may assist you in avoiding having your account be deemed inactive. State laws in this area vary considerably.

3. Send the completed Account Application and check to the applicable address listed to the left (note: a $25 fee, in addition to any loss sustained by the Funds, will be assessed for any payment that is returned).

By Wire or Electronic Funds Transfer:	To Open a New Account:

Wire To: U.S. Bank, N.A. 777 East Wisconsin Ave. Milwaukee, WI 53202 ABA #075000022	1. If you are making your first investment in the Funds, before you wire funds, the transfer agent must have a completed account application. You can fax to 1-877-666-6014, mail or overnight deliver your account application to the transfer agent.

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Credit:
U.S. Bancorp Fund Services, LLC
Account Number:  112-952-137

Further Credit:

Plumb Funds
Shareholder Name and
Account Number

Note: Amounts sent by wire must
be received before 3:00 p.m.
Central Time in order to buy shares
that day.  The Fund and U.S. Bank, N.A.
are not responsible for the consequences of
delays resulting from the banking or
Federal Reserve wire system, or from
incomplete wiring instructions.
Also, you are responsible for any
charges that your bank may impose
for effecting the wire or electronic funds
transfer.

2. Upon receipt of your completed account application, the transfer agent will establish an account for you.  The account number assigned will be required as part of the instruction that should be given to your bank to send the wire.  Your bank must include the name of the Fund you are purchasing, your name, and your account number so that monies can be correctly applied.  Your bank should transmit funds by wire using the instructions to the left.

To Add to an Existing Account:

1. Before sending your wire, please contact us at 1-866-987-7888 to advise us of your intent to wire funds.  This will ensure prompt and accurate credit upon receiving your wire.

By Electronic Funds Transfer:

Investors may purchase additional shares of the Funds by calling 1-866-987-7888. Unless you declined telephone options on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network, provided that your bank is a member. The first telephone purchase cannot occur earlier than 15 calendar days after your account was opened. You must have banking information established on your account prior to making a purchase.  If your order is received before 3:00 p.m. Central Time, your shares will be purchased at the net asset value calculated on that day.  A $25 charge will be assessed for any such transfer that cannot be completed.

Automatic Investment Plan: (Note: This plan may be suspended, modified, or terminated at any time.)	To Open an Account: Not Applicable.

To Add to an Existing Account:

1. Call us at 1-866-987-7888 or visit our website at www.plumbfunds.com to obtain a regular Account Application.

2. Complete the Automatic Investment Plan section on the regular Account Application to authorize the transfer of funds from your bank account.  Include a voided check or savings deposit slip with the application.  Please note that the Funds’ Automatic Investment Plan only offers an option to make automatic investments on a monthly basis.

3. Indicate the amount of the automatic investments (must be at least $50 per investment).

4. Your bank will deduct the automatic investment amount from your bank account each month on the business day you have selected or if the date falls on a day the Fund is closed, the next business day.  Such amount will be invested in shares of the Fund or Funds in accordance with your authorization.  (Note: you will be charged $25 for any automatic investments that do not clear.)

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To Change or Stop an Automatic Investment Plan:

1. Call us at 1-866-987-7888.  We will take your request and give you a confirmation number; or

2. Write a letter requesting your change to:
The Plumb Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

Please note that the Funds need at least five (5) calendar days in order to process any changes to, or a termination of, an automatic investment instruction.  Therefore you should provide notice to the Funds of any changes or a termination in a manner so that the Funds receive such notice at least five (5) days prior to the date you wish any changes or termination to take effect.

Through Broker-Dealers and Other Service Providers:
You may purchase shares of the Funds through a broker-dealer, institution, or other service provider who may charge a commission or other transaction fee.  Certain features of the Funds may not be available or may be modified in connection with the program offered by your service provider.  The service provider, rather than you, may be the shareholder of record of Fund shares and may be responsible for delivering Fund reports and other communications about the Funds to you.

Exchange of Fund Shares

You may exchange shares of a Fund for shares in an identically registered account of another Plumb Fund without a fee or sales charge.  The exchange of shares can be made by mailing a letter of instruction to the Fund or by telephone unless you have declined this option on your Account Application.  If an account has more than one owner or authorized person, telephone instructions will be accepted from any one owner or authorized person.  In making telephone exchanges, you assume the risk for unauthorized transactions.  However, we have procedures designed to reasonably assure that the telephone instructions are genuine and will be liable to you if you suffer a loss from our failure to abide by these procedures.  The exchange privilege may be modified or terminated at any time.

The basic rules for exchanges are as follows:

• You must own shares of the Fund you wish to exchange for at least 15 calendar days before you can exchange them for shares of another Plumb Fund.

• Shares being exchanged must have a net asset value of at least $1,000 (except for the Automatic Exchange Plan) but may not exceed $100,000.

• Immediately following the exchange, the value of your account in the Fund for which shares are exchanged must be at least $2,500 (or $1,000 for IRAs).

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• We reserve the right to limit the number of times you may exchange Fund shares.

Automatic Exchange Plan.  You may also make regular monthly exchanges from one Plumb Fund to another through our Automatic Exchange Plan.  You may participate in the Automatic Exchange Plan by contacting the Funds in writing.  You must establish an account for each Plumb Fund with at least $2,500 (or $1,000 for IRAs) before you can make automatic exchanges.  You determine the amount that will be automatically exchanged (must be at least $50) and the day of each month the exchange will be made.

Exchange for Money Market Shares.  You may also exchange some of or all of your shares in the Funds for shares in a no-load money market fund (the “Money Market Fund”).  Although the Money Market Fund is not affiliated with the Advisor or the Funds, this exchange privilege is a convenient way for you to buy shares in a no-load money market fund in order to respond to changes in your goals or market conditions.  Your use of this exchange privilege is subject to the exchange minimums and other requirements applicable to the Money Market Fund. Before exchanging into the Money Market Fund, you should read its prospectus.  To obtain the Money Market Fund’s prospectus, call the Transfer Agent at 1-866-987-7888.  This exchange privilege does not constitute an offering or recommendation on the part of the Funds or the Advisor of an investment in the Money Market Fund and may be changed or canceled by the Funds at any time upon 60 days’ notice.  An affiliate of US Bank/Quasar advises the Money Market Fund.  In addition, the Distributor is also the distributor for the Money Market Fund and it is entitled to receive a fee from the Money Market Fund for distribution services at the annual rate of 0.25% of the average daily net asset value of the shares in connection with these exchanges.

You must exchange a minimum of $2,500 or more to establish an identically registered account in the Money Market Fund.  There is no charge for written exchange requests.  Subsequent exchanges to the Money Market Fund can be made in amounts of $100 or more.  U.S. Bancorp will, however, charge a $5.00 fee for each exchange transaction that is requested by telephone.  When exchanging from a Fund to the Money Market Fund, you will begin accruing income from the Money Market Fund the day following the exchange.  When exchanging less than all of the balance from the Money Market Fund, your exchange proceeds will exclude accrued and unpaid income from the Money Market Fund through the date of exchange.  When exchanging your entire balance from the Money Market Fund, accrued income will automatically be exchanged into the Fund.  Accrued income will be exchanged at the same time as the principal amount of an exchange.

Tax Treatment for Exchanges.  You should bear in mind with regard to all exchanges that an exchange of shares is considered a redemption of the shares of the mutual fund from which you are exchanging and a purchase of shares of the mutual fund into which you are exchanging.  Accordingly, you must comply with all of the conditions on redemptions for the shares being exchanged and with all of the conditions on purchases for the shares you receive in the exchange.  Moreover, for tax purposes you will be considered to have sold the shares exchanged, and you may realize a gain or loss for federal income tax purposes on that sale.

HOW TO SELL SHARES

General

You may redeem (sell back to the Fund) all or some shares of a Fund at any time by sending a written request to the Plumb Funds.  A Redemption Request Form is available from the Funds.  The price you receive for the shares will be the net asset value per share next determined after the redemption request is received in proper form by the Fund (through the Transfer Agent) or by the Distributor or other broker-dealer authorized by the Funds or its designated intermediary.  The net asset value per share is determined as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day during which the Exchange is open.  Please call us at 1-866-987-7888 if you have any questions about redeeming shares of the Funds.

A redemption request will be deemed in proper form if it includes:

• The shareholder’s name;

• The name of the Fund;

• The account number;

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• The share or dollar amount to be redeemed; and

•	Signatures of all shareholders on the account (for written redemption requests, with signature(s) guaranteed if applicable).

Redemption Procedures

You may redeem Fund shares in the following ways:

Method	Steps to Follow

By Mail:
The Plumb Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

By Personal Delivery/Express Mail:
The Plumb Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan St., Floor 3
Milwaukee, WI  53202-5207
Receipt of purchase orders or
redemption requests is based on
when the order is received at the
Transfer Agent’s offices.

1. A written request for redemption (or the Redemption Request form) must be signed exactly as the account is registered and include the account number and the amount to be redeemed.

2. Send the written redemption request to the applicable address listed to the left.

3. Signatures may need to be guaranteed. See “Signature Guarantees.”

Systematic Withdrawal Plans:
You can elect to participate in our Systematic Withdrawal Plan by completing the Systematic Withdrawal Plan section on the regular Account Application.  This plan allows you to arrange for automatic withdrawals from your Fund account into a pre-authorized bank account, or the Fund will send a check to your address of record.  You select the schedule for systematic withdrawals, which may be on a monthly, quarterly, or annual basis.  You also select the amount of each systematic withdrawal, subject to a $50 minimum.  To begin systematic withdrawals, you must have a Fund account valued at $10,000 or more.  The Systematic Withdrawal Plan may be terminated or modified at any time.  Please note that the Funds need at least five (5) calendar days in order to process any modification to, or a termination of, a systemic withdrawal instruction.  Therefore you should provide notice to the Funds of any modification or a termination in a manner so that the Funds receive such notice at least five (5) days prior to the date you wish any modification or termination to take effect.

By Telephone:
We will accept telephone redemptions unless you indicate otherwise on your account application.

1. Call us at 1-866-987-7888.

2. Provide your account number and the amount to be redeemed.

3. Telephone redemptions are subject to a $25,000 maximum.

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4. We will send the proceeds from a telephone redemption only to the shareholder at the address of record or to a pre-determined bank account.

5. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

By accepting the telephone redemption option, you authorize us to act upon the instruction of any person by telephone to redeem shares from your account, and you assume some risk for unauthorized transactions.  We have procedures designed to reasonably assure that the telephone instructions are genuine, including recording telephone conversations, requesting personal information, and providing written confirmation of transactions; and we will be liable to you if you suffer a loss from our failure to abide by these procedures.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one of those owners or authorized persons.

Through Broker-Dealers, Institutions, and Other Service Providers:	You may redeem Fund shares through broker-dealers, institutions, and other service providers, who may charge a commission or other transaction fee for processing the redemption for you.

Receiving Redemption Proceeds

You may receive proceeds of your redemption by check, ACH, or federal wire transfer. The Funds typically expect that it will take one–to–three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The Funds typically expect that they will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions.  No redemption will be effective until all necessary documents have been received in proper form by the Plumb Funds (through the Transfer Agent).

Method	Steps to Follow

By Mail:
We typically mail checks for redemption proceeds the following business day but no later than seven (7) days after we receive all necessary documents and process the request.  The check will be mailed to the address on your account (unless you request that it be sent to a different address which would require a signature guarantee).  There is no charge for mailing out redemption checks.  Your redemption checks will be mailed unless you expressly request that it be sent by wire or electronic fund transfer.

By Wire/Electronic Funds Transfer:
At your written request and with a guaranteed signature, if applicable, on your redemption request, we will send your redemption proceeds by wire or electronic funds transfer to your designated bank account.  Redemption proceeds will ordinarily be sent the business day immediately after your redemption request is processed.  Wire transfer proceeds are generally immediately available. Redemption proceeds by electronic fund transfer are usually available within two-to-three days.  You will be charged a fee (currently $15) for each wire transfer.  There is no charge for electronic fund transfers.  You will be responsible for any charges that your bank may impose for receiving wire or electronic fund transfers.

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Other Redemption Information

Signature Guarantees.  For your protection, your signature on a request must be guaranteed by an institution that is either a Medallion program member or a non-Medallion program member that is eligible to provide signature guarantees under federal or state law (such as domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public) under any of the following circumstances:

• The redemption is in excess of $25,000.

• When redemption proceeds are payable or sent to any person, address, or bank account not on record.

• If you have requested a change of address within 30 calendar days prior to the redemption request.

• If you want to change ownership registration on your account.

In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.  Additionally, the Funds reserve the right to waive any signature requirement at their discretion.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other form of authentication from a financial institution source that is acceptable to the Funds.

Small Accounts.  We reserve the right to terminate your account(s) in the Funds if, as a result of any transfer, exchange, or redemption of shares in the account, the aggregate value of all of your accounts with the Funds falls below $2,000.  We will notify you at least 30 days in advance of our intention to terminate any account to allow you an opportunity to restore the account balance to at least $2,000.  Upon any such termination, we will send you a check for the proceeds of redemption.

Suspension of Redemptions.  Your right to redeem shares in a Fund and the date of payment by the Fund may be suspended when: (1) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) an emergency makes it impracticable for the Fund to sell its portfolio securities or to determine the fair value of its net assets; or (3) the Securities and Exchange Commission orders or permits the suspension for your protection.

Excessive Account Activity.  An excessive number of purchases, exchanges, and redemptions by a shareholder (market timing) in and out of a Fund may be disadvantageous to the Fund and its shareholders. Frequent transactions present risks to Fund shareholders such as dilution in the value of Fund shares held by long-term holders, interference with the efficient management of the Fund’s portfolio, increased brokerage and administrative costs, and adverse tax consequences. The Funds’ Board of Directors has adopted policies to discourage frequent purchases, exchanges, and redemptions of Fund shares.  We seek to prohibit any shareholder from making, during any 12-month period, more than three purchases back into a Fund that were preceded by or otherwise associated with exchanges or redemptions from the Fund.  However, when purchases, exchanges, and redemptions are made through omnibus accounts maintained by broker-dealers and other intermediaries, we may not be able to effectively identify and restrict persons who engage in such activity. This prohibition does not apply to shareholders who have automatic investment plans or systematic withdrawal plans. We also reserve the right to revise or terminate the exchange privilege, limit the amount of an exchange or purchase order, or reject an exchange or purchase, at any time, for any reason. We also have the right to close accounts of persons who have a known history of market timing and other disruptive transaction activity.

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Telephone Trades.  Telephone trades must be received by or prior to market close. Please allow sufficient time to place your telephone transaction. Telephone exchanges or redemptions may be difficult during periods of extreme market or economic conditions. If this is the case, please send your exchange or redemption request by mail or overnight courier. Once a telephone transaction has been placed, it cannot be canceled or modified.

OTHER INFORMATION

Determination of Net Asset Value

We determine the net asset value per share of each Fund daily by adding up the total value of the Fund’s investments and other assets and subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Fund.  The net asset value per share is calculated each business day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange or any other day when the Exchange is closed.  The calculation is as of 4:00 p.m. Eastern Time.

For purposes of determining net asset value, we value a Fund’s investments using market quotations when readily available.  When market quotations are not readily available or are deemed unreliable for a security, the security is valued in good faith at its “fair value” in accordance with pricing policies and procedures adopted by the Funds’ Board of Directors.

Market quotations are readily available in nearly all instances for the common stocks and other equity securities in which the Funds invest.  Therefore, in most cases, a Fund’s investments in equity securities will be valued using market quotations.  However, an equity security may be priced at its fair value when the exchange on which the security is principally traded closes early, when trading in the security was halted during the day and did not resume prior to the Fund’s net asset value calculation, or if the security is not traded on an exchange. A Fund may also value a security at its fair value if a significant event that materially affects the value of the security occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated.

Market quotations for debt securities and tax-exempt obligations in which the Balanced Fund invests are often not readily available.  Fair values of debt securities are typically based on valuations published by an independent pricing service.  We generally value debt securities that a Fund purchases with remaining maturities of 60 days or less at the Fund’s cost, plus or minus any amortized discount or premium.

Whenever a security is priced at its fair value, we consider all of the relevant facts and circumstances set forth in the pricing procedures adopted by the Funds’ Board of Directors and other factors as warranted.  Factors that may be considered, among others, include: the type of the security; events or circumstances relating to the security’s issuer; general market conditions; size of the Fund’s holding in the security; prior valuations and trading activity; cost of the security when it was purchased; and restrictions on disposition.

Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  There is no guarantee that the fair value assigned to a particular security will actually be realized upon a sale of that security.

Authorized Broker-Dealers

The Funds have authorized one or more broker-dealers to receive purchase and redemption orders on behalf of each Fund.  These broker-dealers may designate other intermediaries to receive such orders.  These authorized broker-dealers may charge customers a fee for their services.  The Funds will be deemed to have received a customer order when an authorized broker-dealer or its designated intermediary receives the order.  Such customer orders will be priced at the particular Fund’s net asset value per share next determined after the orders are received by an authorized broker-dealer or its designated intermediary.

Dividends and Distributions

Each Fund annually distributes substantially all of its net investment income and any net realized capital gains.  These distributions are automatically reinvested in additional shares of the applicable Fund at the net asset value on the payment date, unless you request payment in cash on your application. You may change your distribution option by writing or calling the transfer agent.  Any change should be submitted at least 5 days prior to the next distribution.

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If you elect to receive distributions and dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, we reserve the right to reinvest the distribution check in your account at the particular Fund’s then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Taxes

Distributions of income and capital gains are generally taxable when they are paid, whether they are reinvested in additional Fund shares or received in cash, unless you are exempt from taxation or entitled to tax deferral.  Distributions are taxable as ordinary income, qualifying dividends, or capital gains.  The maximum federal rate on long-term capital gains and qualifying dividends received by individuals, estates, and trusts is 20%, with an additional tax of 3.8% on net investment income of certain high-earning individuals.  Short-term capital gains distributions will be taxed as ordinary income.  Qualifying dividends include dividends received from domestic corporations (including mutual funds) on shares of stock that have been held for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date.  Additional requirements and limitations are imposed for purposes of determining the amount of dividends received from mutual funds that may qualify for the reduced tax rate.  Non-qualifying dividends, including dividends of income on debt securities, will be taxed at ordinary income rates (with a maximum rate of 43.4%, inclusive of the aforementioned 3.8% tax on investment income of certain individuals).  You will receive information annually on the federal tax status of your Fund’s dividends and capital gains distributions.

In the Account Application, you are asked to certify that your taxpayer identification or social security number is correct and that you are not subject to backup withholding.  If you fail to provide your correct taxpayer identification or social security number, the Funds are required to withhold 28% of your taxable distributions and redemption proceeds.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to take all other action required so that no federal income tax will be payable by such Fund itself. In order to qualify as a regulated investment company, each Fund must satisfy a number of requirements. If a Fund were to fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, it would be treated as a regular corporation whose net taxable income (including taxable dividends and net capital gains) would be subject to income tax at the corporate level, and distributions to shareholders would be subject to a second tax at the shareholder level.

The foregoing tax discussion is general.  You should consult your own tax advisor for more information and specific advice.

Cost Basis Reporting

The Funds are required to report to you and to the IRS the cost basis of your Fund shares acquired on or after January 1, 2012 (“covered shares”) when those shares are subsequently redeemed. Unless you elect a different permissible cost basis method in writing, the Funds will determine the cost basis of your covered shares using the average cost method. Please see the SAI for more information regarding cost basis reporting, including information about the average cost method.

You are encouraged to consult your tax advisor regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect. Representatives of the Funds are not licensed tax advisors and are unable to give tax advice.

Retirement Accounts and Plans

Individual Retirement Accounts.  The Funds sponsor Individual Retirement Accounts (IRAs) through which you may invest annual IRA contributions and roll-over IRA contributions in shares of the Funds.  The IRAs available through the Funds include Traditional IRAs, Roth IRAs, and Coverdell Education Savings Accounts.  U.S. Bank National Association will serve as custodian for all these types of IRA accounts sponsored by the Funds.  U.S. Bank National Association will charge a $15.00 annual maintenance fee for each Traditional IRA, Roth IRA, or Coverdell Education Savings Account.  Shareholders with two or more IRAs using the same tax ID number will be charged a total of $30.00 annually.  Please refer to the IRA Disclosure Statement for a detailed listing of other fees.  The Individual Retirement Account Custodial Agreement, the IRA Disclosure Statement, and the Custodial Account Application are available from the Funds.

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Purchases and redemptions of shares of the Funds by IRAs and retirement plans are treated in the same manner as any other account.  IRAs must meet a minimum initial investment requirement of $1,000 and a minimum subsequent investment requirement of $100.  Redemption requests on behalf of IRA owners or retirement plans must indicate whether or not to withhold federal income tax.

If you have an IRA or other retirement plan, you must indicate on your written redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Shares held in IRA and other retirement plan accounts may be redeemed by telephone at 1-866-987-7888.  Investors will be asked whether or not to withhold taxes from any distribution.

Retirement Plan Accounts.  Purchases may also be made by SEP plans (Simplified Employee Benefit Plan), SIMPLE plans (Savings Incentive Match Plan for Employees of Small Employers), 401(k) plans, 403(b) plans, and other retirement plans.  Forms of SEP, SIMPLE, and 403(b) plans are available from the Funds.  The initial and subsequent investment minimums are not imposed on retirement plan accounts.

Because a retirement program involves commitments covering future years, it is important that the investment objectives of a Fund be consistent with the participant’s retirement objectives.  Premature withdrawals from a retirement plan may result in adverse tax consequences.  Please consult with your own tax or financial advisor.

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Privacy Policy

We strongly believe in protecting the confidentiality and security of information we collect about you.  This notice describes our privacy policy and describes how we treat the information we receive about you.

We do not sell your personal information to anyone.

When we evaluate your request for our services, provide investment advice to you, and process transactions for your account, you typically provide us with certain personal information necessary for these transactions.  We may also use that information to offer you other services we provide which may meet your investment needs.

The personal information we collect about you may include: your name, address, telephone number, social security or taxpayer identification number, assets, income, account balance, investment activity, and accounts at other institutions.

We treat information about current and former clients and their accounts in a confidential manner.  Our employees may access information and provide it to third parties only when completing a transaction at your request or providing our other services to you.  We may disclose information to attorneys, accountants, lawyers, securities professionals, and others to assist us, or them, in providing services to you.  We may also share information with the service providers that perform services on our behalf, such as the companies that print and distribute our mailings or companies that we hire to perform marketing or administrative services. Companies we may hire to provide support services are not allowed to use your personal information for their own purposes.  We may make additional disclosures as permitted by law.

We also maintain physical, electronic, and procedural safeguards to protect information.  Employees and our professional service representatives are required to comply with our established information confidentiality provisions.

Generally, upon your written request, we will make available information for your review.  Information collected in connection with, or in anticipation of, any claim or legal proceeding will not be made available.  If your personal information with us becomes inaccurate, or if you need to make a change to that information, please contact us at the number shown below so we can update our records.

Delivery of Documents to Shareholders

To control mailing and printing costs, we will deliver a single prospectus, annual or semi-annual report, or other shareholder information (“shareholder documents”) to persons who have a common address and who have effectively consented to such delivery.  This form of delivery is referred to as “householding.”

We will assume that you consent to householding of shareholder documents unless you send a note indicating that you do not consent to The Plumb Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI  53201-0701.  You may revoke your consent to householding at any time by sending such a note.

Website

Visit us online at www.plumbfunds.com to access each Fund’s performance and portfolio characteristics.

In addition to general information about investing in our Funds, our website offers:

• Daily performance

• Prospectus and applications

• Statement of Additional Information

• Annual and Semi-Annual Reports

• Quarterly lists of each Fund’s portfolio holdings

• Proxy voting record

• Various policies and procedures

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FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund over the period presented (assuming reinvestment of all dividends and distributions).

This information has been audited by Cohen & Company, Ltd., an Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, are included in the Annual Report to Shareholders for the fiscal year ended March 31, 2017, which is available upon request.

Financial Highlights – Plumb Balanced Fund

	For the Years Ended March 31,
	2017	2016	2015	2014	2013
Per share operating performance (For a share outstanding throughout each period)
Net asset value, beginning of year	$21.69	$22.75	$20.97	$18.34	$18.38

Operations:
Net investment income(1)	0.13	0.15	0.24	0.29	0.39
Net realized and unrealized gain (loss)	3.05	(1.05)	1.77	2.63	(0.01)
Total from investment operations	3.18	(0.90)	2.01	2.92	0.38

Dividends and distributions to shareholders:
Dividends from net investment income	(0.12)	(0.16)	(0.23)	(0.29)	(0.42)
Total dividends and distributions	(0.12)	(0.16)	(0.23)	(0.29)	(0.42)
Change in net asset value for the year	3.06	(1.06)	1.78	2.63	(0.04)
Net asset value, end of year	$24.75	$21.69	$22.75	$20.97	$18.34

Total return(2)	14.70%	-3.98%	9.65%	16.01%	2.22%
Ratios/supplemental data
Net assets, end of year (000)	$33,281	$32,229	$35,098	$33,410	$34,094

Ratio of net expenses to average net assets:
Before expense reimbursement and waivers	1.68%	1.65%	1.62%	1.58%	1.47%
After expense reimbursement and waivers(3)	1.28%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets:
After expense reimbursement and waivers(3)	0.56%	0.65%	1.05%	1.36%	1.83%
Portfolio turnover rate	29%	52%	53%	46%	64%

________________________

(1)	Net investment income per share is calculated using the current year ending balances prior to consideration of adjustment for permanent book and tax differences.
(2)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)	Effective July 1, 2016, the Advisor contractually agreed to cap the Fund’s expenses at 1.30%. Prior to July 1, 2016, the Fund’s expense cap was 1.25%.

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Financial Highlights – Plumb Equity Fund

	For the Years Ended March 31,
	2017	2016	2015	2014	2013
Per share operating performance (For a share outstanding throughout each period)
Net asset value, beginning of year	$20.40	$24.26	$21.57	$17.87	$18.02

Operations:
Net investment income (loss)(1)	(0.15)	(0.10)	(0.01)	0.11	0.20
Net realized and unrealized gain (loss)	4.69	(1.16)	2.96	3.70	(0.14)
Total from investment operations	4.54	(1.26)	2.95	3.81	0.06

Dividends and distributions to shareholders:
Dividends from net investment income	—	—	(0.04)	(0.11)	(0.21)
Distribution from realized gains	(0.24)	(2.60)	(0.22)	—	—
Total dividends and distributions	(0.24)	(2.60)	(0.26)	(0.11)	(0.21)
Change in net asset value for the year	4.30	(3.86)	2.69	3.70	(0.15)
Net asset value, end of year	$24.70	$20.40	24.26	$21.57	$17.87

Total return(2)	22.38%	-5.76%	13.76%	21.38%	0.42%
Ratios/supplemental data
Net assets, end of year (000)	$23,533	$21,423	$24,130	$23,540	$36,422

Ratio of net expenses to average net assets:
Before expense reimbursement and waivers	1.86%	1.82%	1.72%	1.68%	1.46%
After expense reimbursement and waivers(3)	1.43%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets:
After expense reimbursement and waivers(3)	-0.74%	-0.48%	-0.05%	0.38%	1.08%
Portfolio turnover rate	18%	41%	52%	52%	84%

________________________

(1)	Net investment income per share is calculated using the current year ending balances prior to consideration of adjustment for permanent book and tax differences.
(2)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)	Effective July 1, 2016, the Advisor contractually agreed to cap the Fund’s expenses at 1.45%. Prior to July 1, 2016, the Fund’s expense cap was 1.40%

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(This Page Intentionally Left Blank.)

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WISCONSIN CAPITAL FUNDS, INC.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
1-866-987-7888

DIRECTORS OF THE FUNDS
Thomas G. Plumb
Nathan M. Plumb
Patrick J. Quinn
Jay V. Loewi
Roy S. Schlachtenhaufen
Harlan J. Moeckler

OFFICERS OF THE FUNDS
Thomas G. Plumb – President, Chief Executive Officer and Secretary
Nathan M. Plumb – Chief Financial Officer and Treasurer
Kristine E. Anderson – Chief Compliance Officer

INVESTMENT ADVISOR
Wisconsin Capital Management, LLC
8030 Excelsior Drive, Suite 307
Madison, WI  53717
Telephone:  (608) 960-4616

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank National Association
1555 North Rivercenter Drive
Milwaukee, WI  53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, OH  44115

LEGAL COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, WI 53202

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ADDITIONAL FUND INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about the Funds. The SAI is on file with the Securities and Exchange Commission (SEC) and is legally part of this Prospectus.  Additional information about the Funds’ investments is available in the Funds’ Annual and Semiannual Reports to shareholders.  The Funds’ Annual Report will contain a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI or Annual or Semiannual Report, or ask questions about the Funds, you can contact Wisconsin Capital Funds, Inc. at (608) 960-4616 or Plumb Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, Milwaukee, WI  53202.  You may also obtain, free of charge, the SAI, the Funds’ most recent Annual and Semiannual Reports and other relevant information at the Funds’ website (www.plumbfunds.com). Information and reports about each Fund (including the SAI) are also available at the SEC’s Public Reference Room in Washington, D.C. or on the EDGAR database on the SEC’s website at http://www.sec.gov.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090.  Copies of such information and reports may be obtained, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act Number 811-22045

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Plumb Funds is a registered trademark of Wisconsin Capital Funds, Inc.

WISCONSIN CAPITAL FUNDS, INC
8030 Excelsior Drive, Suite 307
Madison, Wisconsin 53717
Telephone:  1-866-987-7888
http://www.plumbfunds.com

Plumb Balanced Fund	Plumb Equity Fund
(Ticker: PLBBX)	(Ticker: PLBEX)

STATEMENT OF ADDITIONAL INFORMATION

Dated August 1, 2017

This Statement of Additional Information (the “SAI”) contains detailed information about the Plumb Balanced Fund and the Plumb Equity Fund.  This SAI is not a prospectus and should be read in conjunction with the Plumb Balanced Fund’s and the Plumb Equity Fund’s prospectus (the “Prospectus”) dated August 1, 2017.  The Prospectus may be obtained, without charge, by contacting Wisconsin Capital Funds, Inc. at the address or the telephone number listed above.

The financial statements of the Funds and the report of the independent registered public accounting firm thereon are incorporated by reference into this Statement of Additional Information from the Funds’ Annual Report to Shareholders for the year ended March 31, 2017.  See “Financial Statements.”

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FUND HISTORY

Wisconsin Capital Funds, Inc. is a Maryland corporation incorporated on April 4, 2007, and registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (the “1940 Act”).  Each of the Plumb Balanced Fund and the Plumb Equity Fund (each a “Fund” and collectively, the “Funds”) is a series of Wisconsin Capital Funds, Inc.  The Funds commenced operations on May 24, 2007.  The investment advisor of the Funds is Wisconsin Capital Management, LLC (the “Advisor”).  The principal underwriter and distributor of shares of the Funds is Quasar Distributors, LLC (the “Distributor”).

DESCRIPTION OF CERTAIN INVESTMENT STRATEGIES AND RISKS

Lending Portfolio Securities

Each Fund may lend its portfolio securities to broker-dealers and financial institutions, such as banks and trust companies; however, absent unforeseen market and economic conditions, the Funds have no present intention to do so.  In the event a Fund engages in this activity, the Advisor will monitor the creditworthiness of firms to which the Fund lends its securities.  Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund.  The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return which may be in the form of a fixed fee or a percentage of the collateral.  The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days.  The Fund would not have the right to vote the securities during the existence of the loan, but the Fund would call the loan to permit voting of securities during the existence of the loan if, in the Advisor’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid.  In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Repurchase Agreements

Each Fund may from time to time enter into repurchase agreements.  Repurchase agreements involve the sale of securities to the purchasing Fund with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate within a specified time, usually less than one week, but on occasion for a longer period.  Each Fund may enter into repurchase agreements with broker-dealers and with banks.  At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement.  Each Fund will require continual maintenance of cash or cash equivalents held by its depository in an amount equal to, or in excess of, the market value of the securities which are subject to the agreement.

In the event the seller of the repurchase agreement becomes the subject of a bankruptcy or insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying security as agreed, a Fund could experience losses that include:  (1) possible decline in the value of the underlying security during the period that the Fund seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights; (2) possible loss of all or a part of the income or proceeds of the repurchase; (3) additional expenses to the Fund in connection with enforcing those rights; and (4) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities.  The Advisor will invest in repurchase agreements only when it determines that the Fund should invest in short-term money market instruments and that the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds.  The Advisor does not currently intend to invest the assets of any Fund in repurchase agreements if, after doing so, more than 5% of the Fund’s net assets would be invested in repurchase agreements.  This limitation does not apply to a Fund’s investments in repurchase agreements of the cash collateral received from the Fund’s securities lending activity.

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When-Issued Transactions

Each Fund may purchase or sell portfolio securities in when-issued transactions, although absent unforeseen market and economic conditions, the Funds have no present intention to do so.  In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the Fund at the time of entering into the transactions.  In such transactions, the payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction.  Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates.  At the time of delivery of the security, the value may be more or less than the transaction price.  To the extent that a Fund remains substantially fully invested at the same time that it has entered into such transactions, which the Fund would normally expect to do, there will be greater fluctuations in the market value of the Fund’s assets than if the Fund set aside cash to satisfy the purchase commitment.  However, the Fund will maintain designated liquid assets with a market value, determined daily, at least equal to the amount of commitments for when-issued securities, such assets to be earmarked specifically for the settlement of such commitments.  A Fund will only make commitments to purchase portfolio securities on a when-issued basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the Fund reserves the right to sell the securities before the settlement date if it is deemed advisable.  The Funds currently do not intend to purchase securities in when-issued transactions if, after such purchase, more than 5% of the participating Fund’s net assets would consist of when-issued securities.

Illiquid Securities

No Fund will invest more than 15% of the value of its net assets in securities which are illiquid, including restricted securities, securities for which there are no readily available market quotations and repurchase agreements providing for settlement in more than seven days after notice.  For the purposes of this restriction, the Funds do not consider variable rate demand notes to be restricted securities.  See “Variable Rate Demand Notes” below.

In the event a security held by a Fund experiences limited trading volume, the price of such security may display abrupt or erratic movements.  A Fund’s investment in securities that are less actively traded or that experience decreased trading volume over time may restrict its ability to dispose of securities promptly or at an acceptable price. To the extent it invests in illiquid or restricted securities, a Fund may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense.  In addition, if a Fund holds a material percentage of its assets in illiquid or restricted securities, it may experience difficulty meeting its redemption obligations.

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Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions were to develop during such a period, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Variable Rate Demand Notes

Each Fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.  Although the notes are not normally traded and there may be no secondary market in the notes, the participating Fund may demand payment of principal and accrued interest at any time.  The investment policy of each Fund is to purchase variable rate demand notes only if, at the time of purchase, the issuer has unsecured debt securities outstanding that are rated within the two highest rating categories by either Standard & Poor’s or Moody’s Investors Service, Inc.

Mortgage-Backed Securities

Each Fund may invest in mortgage-related securities, which include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks, and others.  These pools are combined for sale to investors (such as the Funds) by various governmental and government-related entities, as well as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other private issuers.  Mortgage-related securities generally provide for a “pass-through” of monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of the securities.

The Government National Mortgage Association (“GNMA”) is the principal government guarantor of mortgage-related securities.  GNMA is authorized to guaranty, with the full faith and credit of the U.S. Government, timely payment of principal and interest on securities it approves that are backed by pools of FHA-insured or VA-guaranteed mortgages.  GNMA securities are described as “modified pass-through” in that they provide a monthly payment of interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.  Other government-related guarantors of these securities include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  FNMA and FHLMC securities are guaranteed as to payment of principal and interest by those agencies, but are not backed by the full faith and credit of the U.S. Government.  With respect to private mortgage-backed securities, timely payment of principal and interest of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance.  There can be no assurance that private insurers or guarantors can meet their obligations under such policies.

Certain mortgage-backed securities that may be purchased by a Fund provide for a prepayment privilege and for amortized payments of both interest and principal over the term of the security.  The yield on the original investment in such securities applies only to the unpaid principal balance, as the Fund must reinvest the periodic payments of principal at prevailing market interest rates which may be higher or lower than the rate on the original security.  In addition, the prepayment privilege may require the Fund to reinvest at lower yields than were received from the original investment.  If these instruments are purchased at a premium in the market, and if prepayment occurs, such prepayments will be at par or stated value, which will result in reduced return on such transactions.

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When interest rates fall, the principal on mortgage-backed securities may be prepaid.  The loss of higher yielding, underlying mortgages and the rein-vestment of proceeds at lower interest rates can reduce a Fund’s potential price gain in response to falling interest rates, reduce the Fund’s yield, or cause the Fund’s share price to fall.  When interest rates rise, the effective duration of a Fund’s mortgage-related securities may lengthen due to a drop in prepayments of the underlying mortgages.  This is known as extension risk and would increase the Fund’s sensitivity to rising rates and its potential for price declines.  The Funds presently do not intend to purchase mortgage-backed securities if, after such purchase, more than 5% of the Fund’s net assets would consist of such securities.

Asset-Backed Securities

Each Fund may invest in asset-backed securities. Asset-backed securities are structured similarly to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. These securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, equipment leases, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities largely depend on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization.

Because asset-backed securities have structures and characteristics similar to those of mortgage-backed securities, they are subject to many of the same risks as mortgage-backed securities, though often to a greater extent.  For example, the underlying assets may be unsecured or may be subject to security interests that are affected by various state laws that treat consumer credit relating to personal property differently from that relating to real property.  Such securities may be subject to greater liquidity and valuation risks, particularly during times of economic distress.  Because of the pass-through of prepayments of principal on the underlying assets, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate.  Any such prepayments would require a Fund to reinvest the proceeds of such prepayments at the prevailing interest rates, which may be lower than those at which the assets were previously invested.

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Real Estate Investment Trusts

Each Fund may invest up to 10% of its total assets in real estate investment trusts (“REITs”). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, fluctuations in interest rates, and variations in rental income. In addition, the failure of a REIT to qualify as such for tax purposes would have an adverse impact on the value of the participating Fund’s investment in that REIT.  To qualify as a REIT, a company is, among other things, required to pay at least 90% of its taxable income to its shareholders every year.  Some REITs have relatively small market capitalizations, which could increase their market volatility.  REITs tend to be dependent on specialized management skills and may have limited diversification, causing them to be subject to risks inherent in operating and financing a limited number of properties.

Initial Public Offerings

Each Fund may purchase securities of companies in initial public offerings (“IPOs”), although the Funds have no plans to do so in the immediate future.  The prices of securities purchased in IPOs can be very volatile.  The effect of IPOs on a Fund’s performance depends on a variety of factors, including the portion of the Fund’s assets that it invests in IPOs at any given time and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.

High Yield Debt Securities

Each Fund may invest up to 5% of its total assets in debt securities (including convertible securities) that are non-rated or rated below investment grade, i.e., rated below “BBB” by S&P or “Baa” by Moody’s.  Such securities are commonly referred to as “junk bonds” or “high yield/high risk” securities.  Non-investment grade securities are regarded to be speculative with regard to the issuer’s capacity to pay interest and repay principal.  Such securities involve a heightened risk of issuer default or bankruptcy and are more sensitive to economic conditions than higher-rated securities.  In addition, the secondary market for such securities may not be as liquid as the market for higher-rated securities.

Convertible Securities

Each Fund may invest in convertible securities.  Convertible securities include any bonds, debentures, notes, preferred stocks, or other securities which may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  Convertible securities are hybrid securities that have characteristics of both bonds and stocks.  Like bonds, convertible securities pay interest.  Convertible securities also offer an investor the right to benefit from the capital appreciation potential in the underlying common stock upon exercise of the conversion feature.

The value of a convertible security is a function of its “investment value,” which is determined by its yield in comparison with the yields of other securities of comparable quality and maturity that do not have the conversion privilege, and its “conversion value,” which is the security’s worth if converted into the underlying common stock.  Investment value is typically influenced by interest rates and the credit standing of the issuer.  If interest rates go up, the investment value of the convertible security will generally go down, and vice versa.  Conversion value is determined by the market price of the underlying common stock and generally decreases as the convertible security approaches maturity.  As the market price of the underlying common stock goes down, the conversion value will tend to go down as well since the convertible security presents less opportunity for capital appreciation upon conversion.

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Convertible securities are generally more secure than common stock but less secure than non-convertible debt securities such as bonds.  Convertible securities are usually subordinate to non-convertible bonds in terms of payment priority.

Short Sales

Each Fund may effect short sales of securities. To effect a short sale, a Fund sells a security it does not own and simultaneously borrows the security, usually from a brokerage firm, to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at some future date. Until the security is replaced, the Fund is required to pay the lender any accrued interest or dividends and may be required to pay a premium.  Each Fund may also make short sales “against the box”, i.e., short sales made when the Fund owns securities identical to those sold short.

A Fund participating in a short sale will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Funds will not effect a short sale if, as a result, the aggregate value of all of the particular Fund’s open short positions will exceed 5% of the value of the Fund’s net assets.  To secure the Fund’s obligation to replace any borrowed security, the Fund either will place in a segregated account, or its custodian will segregate on its books and records, an amount of cash or liquid securities at such a level that (i) the amount so segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short, and (ii) the amount so segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or otherwise cover its short position in accordance with positions taken by the SEC.

A Fund may only engage in short sale transactions in securities listed on one or more national securities exchange (including the Nasdaq Stock Market).

A Fund will use short sales to limit its exposure to possible declines in the market value of its portfolio securities and to attempt to realize a gain.

Options and Futures

Each Fund may engage in transactions in options and futures contracts.  Some options and futures strategies, including selling futures, buying put options, and writing call options, tend to hedge the Fund’s investments against price fluctuations.  Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure.

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Each Fund may purchase or write (sell) listed call options on stocks and stock indices.  A call option on a stock gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying stock at a stated price if the option is exercised before a specific date.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.  A call option written (sold) by the Fund exposes the Fund during the term of the option to possible loss of an opportunity to realize appreciation in the market price of the underlying stock, or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

Each Fund may purchase or write (sell) listed put options on stocks and indices.  A put option on a stock gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying stock at a stated price if the option is exercised before a specific date.

An option on an index is the same as a stock option except that the option is only settled in cash.

Whenever a Fund does not own securities underlying an open option position sufficient to cover the position, or whenever a Fund has written (sold) a put, the Fund will maintain in a segregated account with its custodian cash or cash equivalents sufficient to cover the exercise price or, with respect to index options, the market value of the open position.  The Fund may ultimately sell the option in a closing sale transaction, exercise it, or permit it to expire.

Each Fund may purchase and sell exchange-traded futures contracts on stock indices.  A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  The Fund expects to earn interest income on its initial margin deposits.  A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.  This process is known as “marking to market.”  Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, the Fund will mark to market all of its open futures positions.

While a Fund maintains an open futures position, the Fund must maintain with its custodian, in a segregated account, assets with a market value sufficient to cover the Fund’s exposure on the position (less the amount of the margin deposit associated with the position).  The Fund’s exposure on a futures contract is equal to the amount paid for the contract by the Fund.

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Index futures contracts in which a Fund may invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index, and delivery month), or in cash.  If an offsetting purchase price is less than the original sale price, the Fund would realize a capital gain, or if it is more, the Fund would realize a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund would realize a capital gain, or if it is less, the Fund would realize a capital loss.  The transaction costs must also be included in these calculations.

Options and futures contracts can be highly volatile investments.  Successful options and futures strategies require the ability to predict future movements in securities prices, interest rates, and other economic factors.  There may be an imperfect correlation between movements in prices of options and futures contracts and movements in the value of the stock or index that the investment is designed to simulate.  Options and futures contracts also involve a high degree of leverage, and a relatively small price movement in an option or futures contract can result in immediate and substantial gain or loss to a Fund.  There can be no assurance that a liquid market will exist for an option or futures contract at any particular time.  On volatile trading days when a price fluctuation limit is reached or a trading halt or suspension is imposed, it may be very difficult for a Fund to close out positions or enter into new positions and to value the option or futures contract.  If the secondary market is not liquid, it could prevent prompt liquidation of unfavorable positions and potentially require the Fund to continue to hold the position until delivery or expiration.

The Funds will engage in transactions in futures contracts and options thereon either for bona fide hedging purposes or to seek to increase total return, in each case in accordance with the rules and regulations of the CFTC.  To the extent a Fund engages in transactions in futures contracts and options thereon, it will do so only in accordance with certain CFTC exemptive provisions that permit the Fund to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act, and therefore the Funds are not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

A Fund may hold positions in futures contracts and related options if, as a result, the sum of initial margin deposits and premiums paid to establish such positions (1) does not exceed 5% of the Fund’s net assets, and (2) for those futures contracts and related options that do not qualify as bona fide hedging positions, either does not exceed 5% of the Fund’s liquidation value after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation; or if the aggregate net notional value of the Fund’s commodity interests does not exceed 100% of the liquidation value of its portfolio, after taking into account unrealized profits and losses on such contracts.

Exchange-Traded Funds

Each Fund may invest in securities of exchange-traded funds (“ETFs”).  ETFs are similar to traditional mutual funds, except that their securities trade throughout the trading day in the secondary brokerage market, much like stocks of public companies.

ETFs have their own operating expenses that are deducted from their assets and thus are borne by the shareholders of the ETF.  Accordingly, a Fund will bear its share of the operating expenses of any ETFs in which it invests.  As a result, shareholders of the Fund will bear two layers of operating expenses to the extent the Fund invests in ETFs.  An investment in an ETF generally presents the same primary risks as an investment in a traditional mutual fund, such as the risk that the prices of the securities owned by the ETF will go down.

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In addition to the risks described above, an investment in an ETF is also subject to the following risks that do not apply to an investment in a traditional mutual fund: (1)  the market price of securities may trade at a discount to their actual value; (2) an active trading market for an ETF’s securities may not develop or be maintained; or (3) trading of an ETF’s securities may be halted if the listing exchange’s officials deem such action appropriate, the shares or interests are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halt trading in general.

A Fund’s investment in an ETF is subject to the investment restrictions of the Fund.  In particular, because most ETFs are investment companies, the Fund’s purchase of ETF shares is subject to the limitations on the Fund’s investment in other investment companies.  See “Investment Restrictions” in this Statement of Additional Information.

Master Limited Partnerships

Each Fund may invest in securities of master limited partnerships (“MLPs”), which are publicly traded limited partnerships.  The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market. MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities.  The risks of investing in MLPs are generally those involved in investing in partnerships as opposed to corporations. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in MLPs include risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in the real estate or oil and gas industries, as well as interest-rate risk.

Exchange-Traded Notes

Each Fund may invest in exchange-traded notes (“ETNs”).  ETNs are senior, unsecured, unsubordinated debt securities that are typically issued by an underwriting financial institution. ETNs are typically linked to the return of a benchmark index or reference rate and are designed to provide investors with a way to access those returns. Like ETFs, ETNs are listed on an exchange and traded in the secondary market. However, subject to certain restrictions an ETN also can be redeemed at any time, or can be held until maturity.  Whereas ETF shares represent an interest in a portfolio of securities, ETNs are structured products that are an obligation of the issuing financial institution.  The issuing financial institution agrees to pay a return based on the target index less any fees. Unlike fixed-income bonds, ETNs do not make periodic interest payments, and the principal investment is not protected.

ETNs are subject to credit risk, including the risk that the issuer of the ETN may default on its obligations. The value of an ETN may vary and may be influenced by, among other things, the time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the particular index. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged.

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Investments in Other Investment Companies

An investment by a Fund in another fund may cause the Fund to increase payments of administration and distribution expenses.  See “Investment Restrictions” in this Statement of Additional Information.

Recent Fixed Income Market Events

The U.S. Government implemented various measures designed to stabilize the U.S. economy following the recession during the late 2000s, including by keeping the federal funds rate at or near zero percent and purchasing large quantities of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities on the open market (quantitative easing). The Board of Governors of the Federal Reserve System has ended quantitative easing and has signaled its intent to unwind the purchases made under its quantitative easing program and continue raising the federal funds rate. These policy changes may expose debt instrument and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. To the extent that a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance, and have trouble selling investments to meet shareholder redemptions.

Cybersecurity Risk

The increased use of technologies and the dependence on computer systems to perform necessary business functions has made each Fund increasingly susceptible to information-security and operational risks. Cyber incidents can result from both deliberate attacks and unintentional events. Cyber attacks include, for example, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of a Fund’s third party service provider (including service providers such as the administrator, a sub-administrator and the transfer agent) or the issuers of securities in which a Fund invests could cause disruptions and negatively affect business operations.  These incidents could potentially result in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and additional compliance costs. In addition, efforts to prevent or respond to any cyber incidents in the future may require substantial resources, which could have a negative impact on each Fund and its shareholders. While the Funds and their service providers have taken steps to prevent and otherwise limit the impact of such cyber incidents, there are inherent limitations in any plans and systems, including the possibility that certain risks or the potential impact of those risks have not been identified. Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by issuers in which the Fund invests.

Temporary Defensive Positions

Each Fund may invest, without limitation, in short-term investments for temporary defensive purposes in response to adverse market, economic, political or other conditions.  Short-term investments include U.S. Treasury bills, certificates of deposit, money market funds, commercial paper, variable rate demand notes, and repurchase agreements.

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Portfolio Turnover

The portfolio turnover rates for the Funds for the fiscal years ended March 31, 2016 and 2017 were as follows:

	2016	2017

Balanced Fund	52%	29%

Equity Fund	41%	18%

INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions, none of which (except as otherwise noted) may be changed without the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund.  A Fund may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if immediately after such purchase the value of the Fund’s investments in such industry would exceed 25% of the value of its total assets, provided that there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities.

(2) Purchase a security if, as a result, with respect to 75% of the value of the Fund’s total assets, more than 5% of its total assets would be invested in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities.

(3) Make loans, except through the purchase of debt obligations in accordance with the Fund’s investment objective and policies and through repurchase agreements with banks, brokers, dealers, and other financial institutions, and except for securities lending activity as permitted by the 1940 Act.

(4) Issue senior securities in violation of the 1940 Act or borrow money, except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund’s total assets, or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one‑third of the Fund’s net assets.  The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes and to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible.  While the Fund has borrowings in excess of 5% of the value of the Fund’s total assets outstanding, it will not make any purchases of portfolio instruments.  If due to market fluctuations or other reasons the net assets of the Fund fall below 300% of its borrowings, the Fund will promptly reduce its borrowings in accordance with the 1940 Act.  To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

(5) Mortgage or pledge any assets except to secure permitted borrowings, and then only in an amount up to 15% of the value of the Fund’s net assets, taken at cost at the time of such borrowings.

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(6) Purchase or sell real estate or commodities, except that the Fund may purchase and sell (a) securities issued by real estate investment trusts or other companies which invest in or own real estate, and (b) securities secured by interests in real estate, provided in each case that such securities are marketable.

(7) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act.  Subject to certain exceptions, the 1940 Act currently prohibits a Fund from investing more than 5% of its total assets in securities of another Fund, investing more than 10% of its total assets in securities of such Fund and all other investment companies, or purchasing more than 3% of the total outstanding voting stock of another Fund.

(8) Purchase more than 10% of the outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control or management.

(9) Act as an underwriter of securities issued by others, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the Securities Act of 1933 (if the Fund sells such securities, it may technically be deemed an “underwriter” for purposes of such Act).

In addition to the foregoing restrictions, the Funds’ Board of Directors has adopted the following restrictions, which may be changed without shareholder approval.  A Fund may not:

(a) purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities.

(b) participate on a joint or joint-and-several basis in any securities trading account.

(c) invest more than 15% of its net assets in illiquid securities.

(d) effect any short sale of securities that the Fund does not own if, as a result thereof, the aggregate value of all of the Fund’s open short positions would exceed 5% of the Fund’s net assets.

(e) purchase an option or futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund’s net assets.

The restrictions described above that involve a maximum percentage generally apply when an investment is made and will not be violated as a result of subsequent changes in the values of securities held by the Fund.

DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS

Shares of the Funds are offered and sold to the public directly or through the Distributor without a sales charge at the net asset value per share next determined after the purchase order has been received by the Funds’ transfer agent.  The net asset value per share of each Fund is calculated as of the close of trading on the New York Stock Exchange (generally 4:00 P.M. Eastern Time).  Net asset value per share is calculated by adding the total fair market value of all securities and other assets of the Fund, subtracting the liabilities of the Fund, and dividing the remainder by the number of outstanding shares of the Fund.

The Funds’ net asset values are determined only on the days on which the New York Stock Exchange is open for trading.  That Exchange is regularly closed on Saturdays and Sundays and on New Years’ Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  If one of those holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

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Portfolio securities which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation.  If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used.  If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sales price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used.  Debt securities for which market quotations are not readily available may be valued based on information supplied by independent pricing services, including services using matrix pricing formulas, and/or independent broker bid quotations.  Debt securities with remaining maturities of 60 days or less are generally valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the market value of the instrument.  Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Directors.  Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining net asset value per share.

Reliable market quotations are not considered to be readily available for many longer-term corporate bonds and notes in which the Balanced Fund may invest.  As authorized by the Board of Directors, these investments are stated at fair market value on the basis of valuations furnished by independent broker bid quotations and/or independent pricing services.  Independent pricing services approved by the Board of Directors determine valuations for normal, institutional-sized trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

The Funds intend to pay all redemptions in cash. The Funds typically expect that it will take one to three days following the receipt of a redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days.  Each Fund reserves the right to suspend or postpone redemptions during any period when:  (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission or that Exchange is closed for other than customary weekend and holiday closing; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

MANAGEMENT

Board of Directors

Under applicable law, all corporate powers are exercised by or under the authority of, and the business and affairs of the Funds are managed under the direction of, the Board of Directors.  The Advisor is delegated responsibility for each Fund’s investment management, and the officers are delegated responsibility for each Fund’s operations.  The Board of Directors meets regularly to review each Fund’s performance and expenses and other operational matters.  The Board elects the officers and hires the Funds’ service providers.  The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor, the distribution agreement with the Distributor, and the Funds’ Rule 12b-1 Distribution Plan.  The Board also establishes and reviews numerous policies and procedures governing the conduct of the Funds’ business.

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Information pertaining to the Directors and officers of the Funds is set forth below.  Except as shown otherwise in the table, the address for each person is Wisconsin Capital Management, LLC, 8030 Excelsior Drive, Suite 307, Madison, Wisconsin 53717.

Name, Address and Year of Birth	Position(s) Held with Wisconsin Capital Funds, Inc.	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors:

Jay Loewi Birth date: 1957	Director	Since May 2007	Chief Executive Officer, QTI Group (staffing company), since November 2007; President, QTI Group of Companies, since 2002.	2	None

Harlan J. Moeckler Birth date: 1957	Director	Since June 2017	Chief Financial Officer and Treasurer of TradeLink Holdings LLC (alternative investment and proprietary trading firm) since 2006.	2	None

Patrick J. Quinn Birth date:1949	Director	Since May 2007	Currently Retired; President and Chairman of the Board of Ayres Associates (professional civil engineering firm), from April 2000 until retirement in December 2010.	2	National Presto Industries since May 2001.

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Name, Address and Year of Birth	Position(s) Held with Wisconsin Capital Funds, Inc.	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Roy S. Schlachtenhaufen Birth date: 1949	Director	Since June 2017	Currently Retired; Senior Portfolio Manager at US Bancorp Investments, Inc. (wealth management firm) from 1991 until retirement in April 2017.	2	None

Interested Directors and Officers:
Thomas G. Plumb(2) (3) Birth date:1952	Director, Chairman, President and Chief Executive Officer Secretary	Since May 2007 Since August 1, 2017	President and Principal of SVA Plumb Wealth Management, LLC since March 2011; President of SVA Plumb Financial, LLC (financial and trust services firm) since March 2011; CEO of SVA Plumb Trust Company since March 2011; President of Wisconsin Capital Management, LLC, since January 2004.	2	None

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Name, Address and Year of Birth	Position(s) Held with Wisconsin Capital Funds, Inc.	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Nathan M. Plumb(3) Birth date: 1975	Director Chief Financial Officer and Treasurer	Since January 2017 Since August 1, 2017	Principal of Custer Plumb Financial Services; Chief Operating Officer, Vice President, and Corporate Secretary of Wisconsin Capital Management, LLC from January 2015 to December 2016; Portfolio Manager of Wisconsin Capital Management, LLC from September 2013 to December 2016; Assistant Portfolio Manager of Wisconsin Capital Management, LLC from 2010 to September 2013; Associate Financial Consultant of SVA Plumb Wealth Management, LLC from March 2011 to December 2014.	2	None

Kristine Anderson Birth date:1955	Chief Compliance Officer	Since August 1, 2017	Chief Compliance Officer of Wisconsin Capital Management, LLC, since August 1, 2017; Paralegal of the Department of Safety and Professional Services from September 2012 to August 2013.		N/A

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______________________

(1)
Officers of the Funds serve one-year terms, subject to annual reappointment by the Board of Directors.  Directors of the Funds serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.

(2)	Thomas G. Plumb is an “interested person” of the Funds by virtue of his positions with the Funds and the Advisor.

(3)	Nathan M. Plumb is the son of Thomas G. Plumb. Nathan M. Plumb is an “interested person” of the Funds by virtue of this relationship to Thomas G. Plumb.

Board Committees

The Board of Directors of the Funds has an audit committee and a nominating committee.

Audit Committee.  The audit committee consults with the independent auditors for the Funds on matters pertaining to their audits of the Funds’ annual financial statements and approves all audit and non-audit services to be provided by the independent auditors.  The audit committee has adopted a written charter, which is available upon request.  The audit committee consists of Jay Loewi (Chair), Harlan Moeckler, Patrick J. Quinn and Roy Schlachtenhaufen none of whom is an “interested” person of the Funds.  Messers. Moeckler and Schlachtenhaufen were appointed to the committee concurrent with their election by the shareholders to the Board of Directors on June 1, 2017. Harlan J. Moeckler has been determined by the Board to be an audit committee financial expert.  The audit committee met two times during the fiscal year ended March 31, 2017.

Nominating Committee.  The nominating committee considers and recommends nominees for directors to the Board to fill vacancies and for election and re-election as and when required.  All nominations of directors who are not “interested persons” of the Funds must be made and approved by the nominating committee.  The nominating committee has not established any specific, minimum qualifications or standards for director nominees.  The nominating committee will generally not consider any director candidates recommended by share-holders.  The nominating committee has adopted a written charter, which is available upon request.  No policy or procedure has been established as to the recommendation of director nominees by shareholders, except that nominations of directors who are not “interested persons” of the Funds must be made and approved by the nominating committee.  The nominating committee consists of Jay Loewi (Chair), Harlan Moeckler, Patrick J. Quinn and Roy Schlachtenhaufen none of whom is an “interested” person of the Funds.  Messers. Moeckler and Schlachtenhaufen were appointed to the committee concurrent with their election by the shareholders to the Board of Directors on June 1, 2017. The nominating committee met once during the fiscal year ended March 31, 2017.

A brief summary of each director’s specific experience, qualifications, attributes, and skills that led to the nominating committee to conclude that such person should serve as a director for the Funds is set forth below.

Jay Loewi. Mr. Loewi has been the Chief Executive Officer of QTI Group, a privately owned human resources and staffing organization, since November 2007.  He has served QTI and its affiliates in various other executive management roles for over 15 years.  Mr. Loewi also has experience as a commercial loan officer that required him to analyze creditworthiness of businesses.  Mr. Loewi’s educational background includes both attending and teaching finance and accounting-related courses. Mr. Loewi’s many years of experience analyzing the financial performance of businesses and his educational background bring a strong knowledge base of financial, accounting and audit matters to the Board and its committees.

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Harlan J. Moeckler. Mr. Moeckler has served as the Chief Financial Officer and Treasurer of TradeLink Holdings LLC, a diversified alternative investment and proprietary trading firm, since 2006. Mr. Moeckler has also served on the Board of Directors for TradeLink WorldWide Ltd since 2008 and TradeLink Global Equity Master Fund Ltd since February of 2017. Prior to joining TradeLink, Mr. Moeckler served as a Vice President of fund accounting and administration for State Street Corp from 2002 until 2006. Mr. Moeckler graduated with a business degree in Accounting and Finance from the University of Wisconsin. Mr. Moeckler is also a Certified Public Accountant and became a Chartered Alternative Investment Analyst in 2004. Mr. Moeckler’s accounting background relating to and experience in the financial services industry add value and perspective to the Board.

Nathan M. Plumb. Mr. Nathan M. Plumb has extensive experience in the investment management industry. He currently serves as a Principal of Custer Plumb Financial Services and Chief Financial Officer and Treasurer of the Funds. He was an associate portfolio manager for the Funds from January 2014 through December 2016, and from August 2013 to December 2014 he served as an assistant portfolio manager of the Funds. He also served as Vice President (from August 2015) and Chief Financial Officer (from January 2015) of the Funds through December 2016. From 2003 until December 2016, Mr. Plumb served in various roles with Wisconsin Capital Management and related entities, including as an active member of Wisconsin Capital Management’s research committee beginning in 2010 and as a portfolio manager for privately managed accounts beginning in 2009. He holds a Masters of Business Administration from the University of Wisconsin and a Bachelor’s degree in Psychology from Gustavus Adolphus College. He also holds his Certified Trust and Financial Advisor (CTFA) certification. Mr. Nathan M. Plumb’s significant experience in the mutual fund industry generally, and with respect to the Funds’ operations and investments specifically, adds meaningful perspective to the Board.

Thomas G. Plumb. Mr. Thomas Plumb is the President and Founder of Wisconsin Capital Management, LLC. He has been the lead portfolio manager of the Funds since their inception in 2007. He has also served as the President, Chief Executive Officer and Chairman of the Funds since their inception, and Secretary since August 1, 2017. Mr. Plumb also serves as Chief Executive Officer of SVA Plumb Trust Company, President of SVA Plumb Financial, LLC and SVA Plumb Wealth Management, LLC, and as a portfolio manager for separately managed accounts managed by Wisconsin Capital Management, LLC. Mr. Plumb has over 20 years of experience serving on fund boards of directors and has over 40 years of investing experience.

Patrick J. Quinn. Mr. Quinn served as Chairman and President of Ayres Associates Inc., an engineering consulting firm, from 2000 until his retirement in December 2010.  He has also served on the board of directors and the audit committee of National Presto Industries, Inc. since 2001.  Mr. Quinn also serves on numerous other non-profit boards and commissions.  The nominating committee believes that Mr. Quinn’s management and administrative background together with his MBA degree from University of Wisconsin—Eau Claire brings a wealth of experience and knowledge to the Board and its committees.

Roy S. Schlachtenhaufen. Mr. Schlachtenhaufen served as a Portfolio Manager and Senior Portfolio Manager in the private Client Group at U.S. Bancorp Investments, Inc. from 1991 until his retirement in 2017. Mr. Schlachtenhaufen has served on the Human Resource Committee of the Board of Directors of Feed My People, a non-profit food bank, since 2013. Mr. Schlachtenhaufen was also the Executive Administrator of the Iowa Development Commission and worked as a stock broker for Dean Witter in Des Moines, Iowa and in the fixed income department of Boatmen's Bank NA, in Kansas City, Missouri before becoming Portfolio Manager at U.S. Bancorp Investments, Inc. Mr. Schlachtenhaufen graduated with a business degree in Economics from the University of Iowa in 1972 and a J.D. from Drake Law School in 1981. Mr. Schlachtenhaufen’s background and education, particularly his experience in the wealth management industry, add value and perspective to the Board.

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Board Leadership Structure

Mr. Tom Plumb, an interested person of the Funds, currently serves as Chairman of the Board.  As Chairman, Mr. Plumb undertakes the functions and duties that are customary for a chairman of a board of directors, including overseeing the planning of the agenda for Board meetings and presiding over meetings of the Board.

 Mr. Pat Quinn currently serves as the lead independent director of the Funds.  As lead independent director, Mr. Quinn presides over meetings of the independent directors.  The lead independent director also acts as a liaison from time to time between the Fund management and the other independent directors of the Funds.  The lead independent director may also perform such other duties as may be requested by the independent directors.

The Board has determined that it is currently in the best interests of the Funds and their shareholders that Mr. Plumb, as an interested person of the Funds, serves as Chairman in addition to his roles of President and Chief Executive Officer of the Funds and President of the Advisor. In reaching this conclusion, the Board considered many factors, including the following:

•	Mr. Plumb has over 20 years experience serving as director on a fund board of directors, including over 10 years serving as chairman of a fund board;

•	the Board’s belief that an interested Chairman has a personal and professional stake in the performance of the Funds;

•
the Board’s belief that an interested Chairman is best equipped to provide oversight over the Funds’ day-to-day operations and to facilitate the orderly and efficient flow of information from Fund management to the independent directors;

•	the Board has a lead independent director and all Board Committees consist only of independent directors;

•	the independent directors have the opportunity to meet in executive session and with the Funds’ Chief Compliance Officer at least quarterly;

•	the Board’s belief that the independent directors are able to act effectively and independently; and

•	the Board’s belief that the Funds have had effective leadership while Mr. Plumb has been Chairman.

Risk Oversight

The Board oversees risk as part of its oversight of the Funds. The Board primarily provides risk oversight during its regular quarterly meetings and as otherwise may be necessary or appropriate.  To aid its oversight and evaluation, the Board and its Committees obtain regular periodic reports and other information from the Funds’ management and Chief Compliance Officer regarding the Funds’ operations. The Funds’ Chief Compliance Officer also has an opportunity to meet at least quarterly in executive session with the Independent Directors.  In addition, the Board obtains relevant risk and risk management information from the Funds’ independent registered public accounting firm, Fund counsel and other Fund service providers, as the Board believes is necessary or appropriate. The Board reviews and discusses the Funds’ primary risk exposures and the steps management has taken to monitor and control such risks periodically during Board meetings and, when it deems necessary, communicates its thoughts on how risk assessment and risk management could be improved.

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While the Board provides risk oversight, the management of risks to the Funds on a day-to-day basis is carried out by Fund management, the Advisor and other Fund service providers. Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate every occurrence or effect of some risks.  It may not be practical or cost–effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Advisor or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals.  As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations. Although the risk management policies and procedures of the Advisor and other Fund service providers are designed to be effective, there can be no guarantee that they will be effective.

Director Ownership of Fund Shares

The table below sets forth the dollar range of shares of the Funds owned by the Directors of the Funds as of December 31, 2016.

Name of Director	Dollar Range of Equity Securities in each Plumb Fund	Aggregate Dollar Range of Equity Securities in All Plumb Funds Overseen by Director

Jay V. Loewi	None (Balanced Fund) $10,001 - $50,000 (Equity Fund)	$10,001 – $50,000
Harlan J. Moeckler*	None (Balanced Fund) None (Equity Fund)	None
Nathan M. Plumb	None (Balanced Fund) Over $100,000 (Equity Fund)	Over $100,000
Thomas G. Plumb	Over $100,000 (Balanced Fund) Over $100,000 (Equity Fund)	Over $100,000
Patrick J. Quinn	Over $ 100,000 (Balanced Fund) Over $ 100,000 (Equity Fund)	Over $100,000
Roy S. Schlachtenhaufen*	None (Balanced Fund) None (Equity Fund)	None

*  Messrs. Moeckler and Schlachtenhaufen were elected to the Board on June 1, 2017.

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Material Transactions with Independent Directors

No Director who is not an interested person of the Funds, or his or her immediate family members, owned beneficially or of record, as of the date of this Statement of Addi-tional Information, any securities of the Advisor, the Distributor, or any person directly or indirectly controlling, controlled by, or under common control with the Advisor or the Distributor.

No Director who is not an interested person of the Funds, or an immediate family member of such Director, has had, since the Funds’ inception, a direct or indirect interest in the Advisor or the Distributor or in any person directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor which exceeds $120,000.  In addition, no Director who is not an interested person of the Funds, or any immediate family members of such Director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Funds; an officer of the Funds; an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act); an officer of an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act) having the same investment advisor or principal underwriter as the Funds or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or the Distributor; the Advisor or the Distributor; an officer of the Advisor or the Distributor; or a person directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor or an officer of any such “control” person.  No Director who is not an interested person of the Funds, or immediate family member, or such a Director, has had, in the two most recently completed calendar years, a direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

Director and Officer Compensation

Directors and officers of the Funds who are officers, directors, employees or shareholders of the Advisor do not receive any remuneration from the Funds for serving as directors or officers.  Directors who are not so affiliated with the Advisor are entitled to receive as compensation for their services an annual retainer fee.  The following compensation was paid to the Directors who are not affiliated with the Advisor for their services during the fiscal year ended March 31, 2017:

Director	Aggregate Compensation from Each Plumb Fund	Pension or Retirement Benefits	Estimated Annual Benefits upon Retirement	Total Compensation from Plumb Fund Complex

Jay V. Loewi	(Balanced Fund) $6,015 (Equity Fund) $3,985	None	None	$10,000
Patrick J. Quinn	(Balanced Fund) $6,015 (Equity Fund) $3,985	None	None	$10,000

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Director	Aggregate Compensation from Each Plumb Fund	Pension or Retirement Benefits	Estimated Annual Benefits upon Retirement	Total Compensation from Plumb Fund Complex

Jeffrey B. Sauer *	(Balanced Fund) $6,015 (Equity Fund) $3,985	None	None	$10,000
Roy S. Schlachtenhaufen**	(Balanced Fund) $0 (Equity Fund) $0	None	None	$0
Harlan J. Moeckler**	(Balanced Fund) $0 (Equity Fund) $0	None	None	$0
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*	Mr. Sauer passed away in February 2017.
**	Messrs. Moeckler and Schlachtenhaufen were elected to the Board on June 1, 2017.

Directors who are not affiliated with the Advisor also receive reimbursement for reasonable travel, meals, and lodging expenses incurred in connection with their attendance at meetings.

Code of Ethics for Personal Trading

The Funds and the Advisor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act designed to ensure, among other things, that the interests of Fund shareholders take precedence over personal interest of their respective directors, officers, and employees.  Under the code of ethics, personal investment activities are subject to limitations designed to avoid both actual and perceived conflicts of interest with the investment activities of the Funds.  The code permits personnel of the Funds and the Advisor to invest in securities, including securities that may be purchased or held by a Fund, subject to certain exceptions and pre-clearance procedures.  The Funds’ principal underwriter and distributor, Quasar Distributors, LLC, has also adopted a similar code of ethics under Rule 17j-1 of the 1940 Act.

Code of Ethics for Principal Executive, Financial and Accounting Officers

The Funds have established a separate code of ethics that applies to its principal executive, financial and accounting officers.  This written code sets forth standards that are reasonably designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; full, fair, accurate, timely, and understandable disclosure in reports and documents the Funds file with the SEC and in other shareholder communications; compliance with applicable governmental laws, rules, or registrations; the prompt internal reporting of violations of the code to an appropriate person; and accountability for adherence to the code.

Proxy Voting Policies

Proxy voting policies adopted by the Funds are attached to this Statement of Additional Information as Exhibit A.  These proxy voting policies describe the procedures used by the Funds to determine how to vote proxies.  Information regarding how the Funds voted proxies relating to portfolio securities held by a Fund during the most recent 12-month period ended June 30 will be made available annually within sixty (60) days of June 30 as follows:

• Without charge, upon request, by calling 1-866-987-7888;

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• On the Funds’ website at www.plumbfunds.com; and

• On the SEC’s website at www.sec.gov.

Policy Regarding Disclosure of Fund Holdings

The Funds believe that portfolio holdings information constitutes material, non-public information.  Accordingly, the Funds have adopted a policy limiting disclosure of each Fund’s portfolio holdings.  A complete list of each Fund’s portfolio holdings as of the end of each calendar quarter will be posted on the Funds’ website within thirty (30) days after the end of such quarter.  Lists of each Fund’s portfolio holdings are also disclosed to the extent required by law or to ratings agencies such as Morningstar or Lipper.  Information about each Fund’s portfolio holdings may also be disclosed to the Funds’ Advisor, distributor, transfer agent, custodian, independent auditor, legal counsel, and other service providers (subject to their duty to maintain the confidentiality of such information) to the extent necessary to enable such providers to carry out their responsibilities to the Funds.  Portfolio holdings information may be disclosed in other instances if the recipient of such information is bound by the duty of confidentiality and the Board of Directors of the Funds (including a majority of the independent directors) determines that such disclosure is appropriate.  This policy does not prohibit disclosure to the media and others of particular stocks, industries, or market segments that a Fund owns, likes or dislikes, so long as details that would constitute material, non-public information are not selectively disclosed.  The Board of Directors receives quarterly reports on compliance with this policy. A copy of the Funds’ policy regarding disclosure of portfolio holdings is available on the Funds’ website at www.plumbfunds.com.

Within three to four business days at the close of each fiscal quarter, the Funds may include their respective top ten portfolio holdings in a fact sheet which will be distributed to shareholders and prospective investors and included on the Fund’s website at www.plumbfunds.com.

In addition to the foregoing disclosures, each of the following third-party service providers to the Funds receive information concerning the Funds’ portfolio holdings with no lag time in connection with performance of their services to the Funds:

•	Wisconsin Capital Management, LLC—serves as the Funds’ investment advisor;

•	U.S. Bank, National Association (“US Bank”)—serves as the Funds’ custodian and generally receives portfolio holdings information on a daily basis;

•	U.S. Bancorp Fund Services, LLC (“USBFS”)—serves as the administrative and the transfer agent to the Funds and generally receives portfolio holdings information on a daily basis;

•
Cohen & Company, Ltd.—serves as the Funds’ Independent Registered Public Accounting Firm and generally receives portfolio holdings information on a semi-annual basis in connection with the preparation of annual and semiannual reports to shareholders, and otherwise from time to time as may be necessary or advisable in connection with the performance of its services to the Funds; and

•
Quarles & Brady LLP—acts as counsel for the Funds and generally receives portfolio holdings information on a quarterly basis in connection with the preparation of regulatory filings, and otherwise from time to time as may be necessary or advisable in connection with the performance of its services to the Funds.

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The Funds file with the SEC a complete schedule of their portfolio holdings for the first and third quarters of each fiscal year on Form N-Q and for the second and fourth quarters of each fiscal year on Form N-CSR.  These forms are generally filed within 60 days following the end of the fiscal quarter.  These forms are available without charge, upon request, by calling 1-866-987-7888, or on the Funds’ website at www.plumbfunds.com.  These forms are also available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.  The Funds will post their entire securities portfolios on their website (www.plumbfunds.com) concurrent with filings on Form N-CSR and Form N-Q.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of July 3, 2017, no person was known to management to own, beneficially or of record, 5% or more of the outstanding shares of any of the Funds except as follows:

Record or Beneficial Holder	Fund	No. of Shares (%)

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	Balanced Fund Equity Fund	190,224 146,623	14.13% 12.42%
SVA Plumb Trust Company 1221 John Q Hammons Drive Madison, WI 53717	Balanced Fund Equity Fund	728,435 466,076	54.10%* 39.47%*
National Financial Services LLC Attn: Mutual Funds Dept. Floor 4 499 Washington Boulevard Jersey City, NJ 07310	Balanced Fund Equity Fund	N/A 343,124	N/A 29.06%
Thomas G. Plumb 1221 John Q Hammons Drive Madison, WI 53717	Balanced Fund Equity Fund	912,611(1) 629,0032)	67.78% 53.27%
SVA Plumb Wealth Management, LLC 1221 John Q Hammons Drive Madison, WI 53717	Balanced Fund Equity Fund	167,975 102,861	12.48% 8.71%

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* Beneficial ownership

 (1)  Includes 16,200 shares held directly by Mr. Plumb and his spouse; 167,976 shares held in certain separately managed accounts, discretionary authority over which has been granted to SVA Plumb Wealth Management, LLC, which may be deemed under the control of Mr. Plumb through his position as President and Chief Executive Officer of that entity and his ownership interest therein; and 728,435 shares held in certain separately managed accounts, discretionary authority over which has been granted to the SVA Plumb Trust Company, which discretionary authority has in turn been granted to SVA Plumb Wealth Management, LLC.  SVA Plumb Trust Company is organized in South Dakota and SVA Plumb Wealth Management, LLC is organized in Wisconsin.

(2)                 Includes 60,066 shares held directly by Mr. Plumb and his spouse; 102,861 shares held in separately managed accounts, discretionary authority over which has been granted to SVA Plumb Wealth Management, LLC, which may be deemed under the control of Mr. Plumb through his position as President and Chief Executive Officer of that entity and his ownership interest therein; 466,076 shares held in certain separately managed accounts, discretionary authority over which has been granted to the SVA Plumb Trust Company, which discretionary authority has in turn been granted to SVA Plumb Wealth Management, LLC, including 389 shares held by a certain trust over which Mr. Plumb acts as trustee.
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As of July 3, 2017, Thomas G. Plumb, SVA Plumb Wealth Management, LLC and the SVA Plumb Trust Company, each of which is controlled by or may be deemed to be controlled by Mr. Plumb, were deemed to beneficially own shares of the Funds as set forth in the table above.  Pursuant to the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, a person who beneficially owns more than 25% of the voting securities of a company is presumed to control that company. Therefore, because SVA Plumb Trust Company and Thomas G. Plumb is each deemed to beneficially own 25% or more of the outstanding voting shares of the Funds, each is presumed to control the Funds.  In addition, because National Financial Services LLC is deemed to beneficially own 25% or more of the outstanding voting shares of the Equity Fund, National Financial Services is presumed to control the Equity Fund.  In addition, because of his deemed beneficial ownership of shares of the Funds, and because he may be deemed to control SVA Plumb Wealth Management, LLC and the SVA Plumb Trust Company, Mr. Plumb may be able to determine the outcome of most issues that are submitted to the Funds’ shareholders for vote, including such things as election of directors and approval of investment advisory and sub-advisory agreements, distribution agreements, and Rule 12b-1 distribution plans.

As of July 3, 2017, the directors and officers of Wisconsin Capital Funds, Inc. as a group beneficially owned approximately 68.26% of the outstanding shares of the Balanced Fund and approximately 54.17% of the Equity Fund.

ADVISORY, ADMINISTRATION, AND OTHER SERVICES

Advisory Services

Wisconsin Capital Management, LLC, 8030 Excelsior Drive, Suite 307, Madison, Wisconsin 53717 serves as the investment advisor for each Fund pursuant to an Advisory Agreement.  The Advisor manages the investment and reinvestment of each Fund’s assets subject to the supervision of the Funds’ Board of Directors.  The Advisor formulates and implements a continuous investment program for each Fund consistent with its investment objective, policy, and restrictions.

The Advisory Agreement pursuant to which the Advisor is retained by each Fund provides for compensation to the Advisor (computed daily and paid monthly) at the annual rate of 0.65% of such Fund’s average daily net assets.  The following table sets forth the advisory fees paid by each Fund to the Advisor for the fiscal years ended March 31, 2015, March 31, 2016, and March 31, 2017:

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2016	Fiscal Year Ended March 31, 2017

Balanced Fund	$223,788	$220,601	$214,630

Equity Fund	$152,112	$149,755	$142,765

The Advisory Agreement provides that the Advisor may render similar services to others so long as its services under the Agreement are not impaired thereby.  The Advisory Agreement also provides that the Funds will indemnify the Advisor against certain liabilities, including liabilities under the federal securities laws, or, in lieu thereof, contribute to resulting losses.  The Advisory Agreement further provides that, subject to Section 36 of the 1940 Act, the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Agreement relates, except liability to the Funds or its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

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Information About Portfolio Manager

Thomas G. Plumb serves as the portfolio manager for each Fund.

Thomas G. Plumb serves as the Advisor’s President and Chief Executive Officer.  Mr. Plumb is the indirect owner of all of the voting units of the Advisor through TGP, Inc.  Mr. Thomas Plumb is entitled to receive distributions of the Advisor’s profits and cash distributions through his indirect ownership interest in the Advisor.

Portfolio Manager compensation is comprised primarily of a market-based salary and a bonus component.  Any bonus component would be made at the discretion of Mr. Plumb and has historically been calculated based upon the relative performance of the Fund managed by the portfolio manager before taxes over a rolling three-year period.  The relative performance of a Fund is determined by comparing the performance of the Fund to a combination of the performance of such Fund’s benchmark(s) and the performance of the other mutual funds in such Fund’s Morningstar category.  Since the amount of any bonus paid to a portfolio manager is related to the relative performance of the Funds, the performance of the Funds will have a material impact on the overall compensation of the portfolio managers.  Overall, the profitability of the Advisor determines the total amount of compensation that is available for portfolio managers.  The portfolio managers are compensated by the Advisor, not by the Funds.

The table below sets forth the dollar range of shares of the Funds owned by the portfolio manager of the Funds as of March 31, 2017.

Portfolio Manager	Dollar Range of Equity Securities in each Plumb Fund

Thomas G. Plumb	$500,001-$1,000,000 (Balanced Fund) Over $1,000,000 (Equity Fund)

The following table provides information about other accounts managed by Mr. Thomas Plumb as of March 31, 2017.  None of the accounts shown in the table is charged a fee based on performance.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Thomas G. Plumb	0	0	33 totaling $49 million

Many, but not all, of the accounts managed by Mr. Thomas Plumb have investment strategies similar to those employed for the Funds.  Possible material conflicts of interest arising from the portfolio manager’s management of the investments of the Funds, on the one hand, and the investments of the other accounts, on the other hand, include:

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•
The portfolio manager’s allocation of sufficient time, energy, and resources to managing the investments of the Fund in light of his responsibilities with respect to numerous other accounts, particularly accounts that have different strategies from those of the Funds;

•
The fact that the fee is payable to the Advisor for managing the Funds may be less than the fees payable to the Advisor for managing other accounts, potentially motivating the portfolio manager to spend more time on managing the other accounts;

•	The proper allocation of investment opportunities that are suitable for the Funds and other accounts; and

•	The proper allocation of aggregated purchase and sale orders for the Funds and other accounts.

Administration Services

Under the former Amended and Restated Administrative and Accounting Services Agreement with the Funds, Wisconsin Capital Management, LLC acted as the administrator for each Fund.  The services provided by Wisconsin Capital Management under the Agreement included: (a) services pertaining to general management of the Funds, such as the preparation of materials for meetings of the Board of Directors, and the maintenance of the Funds’ books and records to the extent not maintained by the Funds’ other service providers; (b) services relating to monitoring the Funds’ compliance with applicable securities and tax laws and services relating to the preparation and filing of documents the Funds are required to file with the SEC and tax authorities; (c) maintaining and keeping current certain accounts and financial records of the Funds, preparing the Funds’ financial statements and other financial reports, calculating the Funds’ total returns, expense ratios and portfolio turnover rates, and overseeing the accounting-related services provided by the Funds’ other service providers; (d) providing supervision and oversight of all aspects of the Funds’ operations being performed by the Funds’ other service providers; (e) preparing information in response to audits performed by the Funds’ independent accountants and the SEC; and (f) providing the Funds, to the extent not provided pursuant to other agreements, with executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds.  The Amended and Restated Administrative and Accounting Services Agreement terminated on May 31, 2017.

The following table sets forth the fees paid by each Fund to Wisconsin Capital Management, LLC for its prior services as administrator for each Fund for the fiscal years ended March 31, 2015, March 31, 2016 and March 31, 2017:

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2016	Fiscal Year Ended March 31, 2017

Balanced Fund	$68,858	$67,877	$66,040

Equity Fund	$46,804	$46,078	$43,928

Effective as of June 1, 2017, USBFS serves as administrator to the Funds pursuant to a Fund Administration Servicing Agreement (the “Administration Agreement”).  Under the Administration Agreement, USBFS provides the Funds services pertaining to: (a) services pertaining to general management of the Funds, such as the preparation of materials for meetings of the Board of Directors, and the maintenance of the Funds’ books and records to the extent not maintained by the Funds’ other service providers; (b) services relating to monitoring the Funds’ compliance with applicable securities and tax laws and services relating to the preparation and filing of documents the Funds are required to file with the SEC and tax authorities; (c) maintaining and keeping current certain accounts and financial records of the Funds, preparing the Funds’ financial statements and other financial reports, calculating the Funds’ total returns, expense ratios and portfolio turnover rates, and overseeing the accounting-related services provided by the Funds’ other service providers; (d) providing supervision and oversight of all aspects of the Funds’ operations being performed by the Funds’ other service providers; (e) preparing information in response to audits performed by the Funds’ independent accountants and the SEC; and (f) providing the Funds, to the extent not provided pursuant to other agreements, with executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds; and (g) compliance with and reporting under state securities laws and certain tax laws applicable to the Funds and with certain administrative support software applications.  For providing the foregoing services, USBFS receives an asset-based fee, with a minimum annual fee of $108,000 from the Funds, subject to certain conditions.  Prior to June 1, 2017, USBFS served as sub-administrative agent for the Funds. US Bank, USBFS and the Distributor are affiliates.

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The following table sets forth the fees paid by each Fund to USBFS for sub-administrative services for the fiscal years ended March 31, 2015, March 31, 2016, and March 31, 2017:

	Fiscal Year Ended March 31, 2015	Fiscal Year Ended March 31, 2016	Fiscal Year Ended March 31, 2017

Balanced Fund	$11,075	$11,780	$11,752

Equity Fund	$9,605	$10,392	$10,119

Fund Accounting Services

USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the Funds’ accounting services agent (the “Accounting Agent”) pursuant to a Fund Accounting Services Agreement (the “Accounting Agreement”).  Under the Accounting Agreement, USBFS provides pricing services, maintains the financial records of the Funds and provides other accounting-related services. US Bank, USBFS and the Distributor are affiliates.

Transfer and Dividend Disbursing Agency Services

USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202 is the transfer and dividend disbursing agent for each Fund. US Bank, USBFS and the Distributor are affiliates.

Custodial Services

U.S. Bank, 1555 North Rivercenter Drive, Milwaukee, Wisconsin 53212 is the custodian of each Fund’s portfolio securities and cash, and is also responsible for handling the receipt and delivery of securities and receiving and collecting income from investments. US Bank, USBFS and the Distributor are affiliates.

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Legal Counsel and Independent Registered Public Accounting Firm

Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as legal counsel to the Funds.

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115 serves as independent registered public accountants for the Funds, and in such capacity audits the annual financial statements of the Funds, reviews certain regulatory reports, prepares and/or reviews the federal income tax returns, and performs other professional auditing, tax, and accounting services when engaged by the Funds to do so.

Expenses

The Funds are responsible for the payment of their own expenses.  Such expenses include, without limitation: the fees payable to the Advisor, Administrator and Accounting Agent; the fees and expenses of the Funds’ custodian and transfer and dividend disbursing agent; association membership dues; any portfolio losses; filing fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Funds; taxes; interest; costs of liability insurance, fidelity bonds, indemnification, or contribution; any costs, expenses, or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law; legal and auditing fees and expenses; expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports, and notices and the printing and distributing of the same to the Funds’ existing shareholders and regulatory authorities; compensation and expenses of the Funds’ Directors; and extraordinary expenses incurred by the Fund.  The Advisor will bear the expense of printing and distributing prospectuses to prospective shareholders.

The Advisor has agreed to reimburse the Funds for all expenses they incur through July 31, 2018 so their annual operating expenses do not exceed 1.30% of average daily net assets in the case of the Balanced Fund and 1.45% of average daily net assets in the case of the Equity Fund.  Prior to August 1, 2016, the Advisor had agreed to waive fees and reimburse expenses of the Balanced Fund and the Equity Fund so as to cap their annual operating expense ratios at 1.25% and 1.40%, respectively, of their average daily net assets.  For any year in which a Fund’s actual operating expense ratio is lower than the applicable cap, the Advisor may recoup any or all of the fees it has waived and/or the expenses it has reimbursed during the immediately preceding three fiscal years, provided the amount of recoupment in any fiscal year shall be limited so that it does not cause the Fund’s total operating expenses to exceed the applicable cap for that year.  For the year ended March 31, 2017, the Advisor waived expenses for the Plumb Balanced Fund and the Plumb Equity Fund of $130,821 and $93,826, respectively. The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

Plumb Balanced Fund	Plumb Equity Fund

2018 . . . . . . $125,699	2018 . . . . . . $74,257

2019 . . . . . . $137,257	2019. . . . . . $96,706

2020 . . . . . . $130,821	2020. . . . . . $93,826

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DISTRIBUTION OF SHARES

Quasar Distributors, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as principal underwriter and distributor of the shares of each Fund.  US Bank, USBFS and the Distributor are affiliates.

Under the Distribution Agreement approved by the Board of Directors (including a majority of those directors who are not interested persons of the Funds or of the Distributor), the Distributor has agreed to use appropriate efforts to solicit orders for the sales of Fund shares and to undertake such advertising and promotion as it believes is reasonable in connection with such solicitation.  The Distributor engages in activities which it in good faith deems reasonable, which are primarily intended to result in the sale of Fund shares, including without limitation advertising, compensation of securities dealers, sales personnel and others for distribution and related services, the printing and mailing of prospectuses to persons other than current shareholders, and the printing and mailing of sales literature. The Distributor offers shares on a continuous basis but is not obligated to sell any certain number of shares of the Funds.

The Distribution Agreement will continue for each Fund automatically for successive one-year terms, provided that such continuance is approved at least annually (i) by the vote of the members of the Funds’ Board of Directors who are not interested persons of the Funds or the Distributor, cast in person at a meeting for the purpose of voting on such approval, and (ii) by the vote of either a majority of the Funds’ Board or a majority of the outstanding voting securities of the particular Fund.  Notwithstanding the above, the Distribution Agreement may be terminated without penalty on not less than 60 days’ prior written notice by either party and will automatically terminate in the event of its assignment.

Rule 12b-1 Plan

Each Fund has adopted a distribution plan (the “Rule 12b-1 Plan”) which, among other things, requires it to pay the Distributor a monthly amount of up to 0.25% of its average daily net assets computed on an annual basis.

The amount paid under the Rule 12b-1 Plan reimburses the Distributor for distributing Fund shares and providing services to shareholders.  Covered distribution expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, expenses associated with electronic marketing and sales media and communications, and other sales or promotional expenses, including compensation paid to any securities dealer (including the Distributor), financial institution or other person who renders assistance in distributing or promoting the sale of Fund shares, provides shareholder services to the Funds or has incurred any of the aforementioned expenses on behalf of the Funds pursuant to either a Dealer Agreement or other authorized arrangement.  Covered shareholder servicing expenses include, but are not limited to, costs associated with relationship management, retirement plan enrollment meetings, investment and educational meetings, conferences and seminars, and the cost of collateral materials for such events.  A Fund is obligated to pay fees under the Rule 12b-1 Plan only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from previous years.  No fee paid by one Fund under the Rule 12b-1 Plan may be used to reimburse the Distributor for expenses incurred in connection with its provision of distribution or shareholder services to another Fund.

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The Funds’ Rule 12b-1 Plan also authorizes the Funds to pay covered distribution and servicing expenses directly rather than through the Distributor, subject to the requirement that the aggregate amounts paid directly and to the Distributor do not exceed 0.25% per annum of the particular Fund’s average daily net assets.  The Funds’ direct payment of covered distribution and servicing expenses is made with the Distributor’s knowledge primarily for administrative convenience.

Under the Rule 12b-1 Plan, the Distributor provides the Directors for their review promptly after the end of each quarter a written report on disbursements under the Rule 12b-1 Plan and the purposes for which such payments were made, plus a summary of the expenses incurred by the Distributor under the Rule 12b-1 Plan. In approving the Rule 12b-1 Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee.  The Directors determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Funds and their shareholders.  In particular, the Directors determined that it believes that the Rule 12b-1 Plan is reasonably likely to result in the retention of existing Fund assets or in the sale of additional shares of each Fund, thereby preserving and potentially leading to additional economies of scale that may reduce a Fund’s expense ratio.

The Rule 12b-1 Plan continues in effect from year to year only so long as such continuance is specifically approved at least annually by the vote of the Directors, including a majority of the Directors who are not interested persons of the Distributor, cast in person at a meeting called for such purpose.

The Rule 12b-1 Plan may be terminated with respect to each Fund, without penalty, by vote of a majority of the Directors who are not interested persons, or by vote of a majority of the outstanding voting securities of the affected Fund.  Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to a Fund requires approval by the shareholders of that Fund; otherwise, it may be amended by the Directors, including a majority of the Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting upon such amendment.  So long as the Rule 12b‑1 Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors.

For the fiscal year ended March 31, 2017, the Balanced Fund paid $71,098 and the Equity Fund paid $48,889 to the Distributor under the Rule 12b-1 Plan.

The principal types of activities for which the Funds made payments (net of waivers) under the Rule 12b-1 Plan for the fiscal year ended March 31, 2017 were as follows:

	Advertising/ Sales Literature	Printing/Mailing of Prospectuses (Other than to Current Investors)	Underwriter Compensation	Broker-Dealer Compensation (1)	Sales Personnel Compensation
Fund:

Balanced Fund	$0	$36	$15,549	$55,513	$0

Equity Fund	$0	$24	$10,389	$38,476	$0
____________________
(1)	Includes compensation to broker-dealers and financial institutions other than the Distributor.

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Revenue Sharing

The Advisor pays additional compensation out of its own assets (and not as an additional charge to any Fund) to selected financial advisors in connection with the retention and/or servicing of Fund investors and Fund shares, including without limitation for various shareholder servicing, recordkeeping or other services with respect to the Funds.

Such revenue-sharing payments are in addition to any distribution fees payable under the Rule 12b-1 Plan of any Fund.  The level of revenue-sharing payments made to financial advisors under these arrangements is generally, but need not be, based on the aggregate value of accounts in the Funds for which these financial advisors are responsible, or may include a fixed fee. The amount of these payments may be substantial and may be different for different financial advisors based on, for example, the nature of the services being provided pursuant to the arrangement. The minimum aggregate size required for eligibility for such payments, as well as the factors in selecting the firms and institutions to which they will be made, are determined by the Advisor from time to time.

Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of the Funds. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, where applicable.  Purchases and sales of securities on a national securities exchange are effected through brokers who charge a negotiated commission for their services.  In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing purchase and sale orders for portfolio securities for a Fund, it is the policy of the Advisor to seek the best net price and the most favorable execution in light of the overall quality of brokerage and research services provided.  In addition, the Advisor may place orders for portfolio transactions with brokers who recommend the purchase of shares of the Funds to clients if the Advisor believes that such brokers’ commissions or dealer spreads, quality of execution, and the overall quality of brokerage and research services are comparable to those of other brokers.  In selecting brokers to effect portfolio transactions, the Advisor will not take into account the brokers’ promotion or sales of shares issued by any investment company.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best net price and the most favorable execution involves a number of largely judgmental considerations.  Among these are the Advisor’s evaluation of the broker’s efficiency in executing and clearing transactions and the broker’s financial strength and stability.  The best net price takes into account the brokerage commission or dealer spread involved in purchasing the securities.  Transactions in the securities of small companies may involve specialized services on the part of the broker and thereby entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

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In selecting brokers to effect portfolio transactions for a Fund, the Advisor also takes into consideration the research, analytical, statistical, and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, access to computerized databases and the software for analyzing such databases, and the availability of the brokerage firm’s analysts for consultation.  Where computer software serves functions other than assisting the Advisor in the investment decision-making process (e.g., recordkeeping), the Advisor makes a reasonable allocation of the cost of the software to such other functions and bears such part of the cost itself.  While the Advisor believes such information and services have substantial value, the Advisor considers them supplemental to its own efforts in the performance of its duties under the Advisory Agreement.  Other clients of the Advisor may benefit from the availability of these services to the Advisor, and the Funds may benefit from services available to the Advisor as a result of transactions for other clients.  The Advisory Agreement provides that the Advisor, in placing orders for portfolio securities, is entitled to rely upon Section 28(e) of the Securities Exchange Act of 1934.  Such section generally permits the Advisor to cause a Fund to pay a broker or dealer, who provides brokerage and research services to the Advisor, an amount of commission for effecting a securities transaction in excess of the amount another broker or dealer would have charged for effecting the transaction; provided the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker or dealer viewed in terms of either the particular transaction or the Advisor’s overall responsibilities with respect to the Fund and the other accounts as to which the Advisor exercises investment discretion.

The Advisor does not compensate broker-dealers for, or otherwise take into consideration, the efforts of a broker-dealer in marketing, offering, or selling Fund shares in allocating brokerage, although pursuant to procedures adopted by the Funds, the Advisor may effect portfolio transactions through such broker-dealers.

The Advisor may direct portfolio transactions for the Funds to broker-dealers under agreements in which a portion of the commissions paid to such broker-dealers by the Funds are returned to the Funds and used to pay the Funds’ expenses.  There are no minimum levels of brokerage commissions that must be earned under these directed brokerage arrangements.  The allocation of transactions to such broker-dealers will be made only if it is consistent with “best execution.”

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as the Advisor’s other customers (including any other fund or other Funds or advisory account for which the Advisor acts as investment advisor), the Advisory Agreement provides that the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers.  In some instances, this procedure may adversely affect the size of the position obtainable for the Fund.

During the last three fiscal years, the aggregate commissions on portfolio transactions paid by the Funds were as follows:

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	Year ended March 31, 2015	Year ended March 31, 2016	Year ended March 31, 2017

Balanced Fund	$24,705	$19,740	$13,042

Equity Fund	$28,370	$15,432	$8,750

The Funds did not pay any brokerage commissions to U.S. Bank during their past three fiscal years.

The table below shows information on brokerage commissions paid by the Funds to brokers or dealers who supplied research services to the Advisor during the fiscal year ended March 31, 2017:

	Amount of Commissions Paid to Brokers or Dealers Who Supplied Research Services to the Advisor	Total Dollar Amount Involved

Balanced Fund	$13,042	$21,321,272

Equity Fund	$8,750	$10,748,219

As of March 31, 2017, neither Fund owned any securities of any of its “regular broker-dealer” (as defined in Rule 10b-1 under the 1940 Act) or their parents.

TAXES

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to take all other action required so that no federal income tax will be payable by the Fund itself.  In order to qualify as a regulated investment company, each Fund must satisfy a number of requirements.  If a Fund were to fail to qualify as a regulated investment company under the Code, it would be treated as a regular corporation whose net taxable income (including taxable dividends and net capital gains) would be subject to income tax at the corporate level, and distributions to shareholders would be subject to a second tax at the shareholder level.

The dividends received deduction available to a corporate shareholder with respect to certain ordinary income distributions from the Funds may be reduced below 70% if the shareholder has incurred any indebtedness directly attributable to its investment in Fund shares.

Any ordinary income or capital gain distribution will reduce the net asset value of Fund shares by the amount of the distribution.  Although such a distribution thus resembles a return of capital if received shortly after the purchase of shares, it generally will be taxable to shareholders.

For federal income tax purposes, the Balanced Fund has a prior tax basis capital loss carryforward as shown below as of March 31, 2017.  Accordingly, no capital gains distributions are expected to be paid to shareholders of the Balanced Fund until net gains have been realized in excess of such carryforward.

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Capital Loss Carryforward
Expires:	Plumb Balanced Fund
March 31, 2018	$(5,240,754)

Each Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain requirements with respect to distributions of ordinary income and capital gain net income.  It is anticipated that this provision will not materially affect the Funds or their shareholders.  Dividends declared in October, November, or December to shareholders on a date in any such month and paid during January of the following year will be treated as received by the shareholders on December 31 of the year declared.

All or part of any loss that a shareholder realizes on a redemption of shares will be disallowed if the shareholder purchases other shares of the Fund (including by the automatic reinvestment of Fund distributions in additional Fund shares) within 30 days before or after the redemption.

Dividends and other distributions paid to individuals and other non-exempt persons are subject to a 28% backup federal withholding tax if the Transfer Agent is not provided with the shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if the Funds are notified that the shareholder has under-reported income in the past.  In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished.  For most individual taxpayers, the taxpayer identification number is the individual’s social security number.  A shareholder may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the account application form accompanying the Prospectus or an IRS Form W-9.

The foregoing discussion of tax consequences is a general summary of some of the federal income tax considerations generally affecting each Fund and its shareholders and is based on federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action, with possible retroactive effect.  Shareholders should consult their own tax advisors regarding the state and local tax consequences of an investment in a Fund and the particular tax consequences to them of an investment in the Fund.

COST BASIS REPORTING

The Funds are required to report to you and to the IRS the cost basis of your Fund shares acquired on or after January 1, 2012 (“covered shares”) when those shares are subsequently redeemed. Unless you elect a different permissible cost basis method in writing, the cost basis of covered shares will be determined using the average cost method, described below. These reporting requirements do not apply to shares held by you through a tax-deferred arrangement such as a 401(k) or an individual retirement account. Shares acquired prior to January 1, 2012 (“non-covered shares”) are treated as if they are held in an account separate from the covered shares for purposes of these reporting requirements. The Funds are not required to determine or report a shareholder’s cost basis of non-covered shares and are not responsible for the accuracy and reliability of any information provided for non-covered shares. However, as a courtesy, the Funds will continue to provide you with the cost basis of non-covered shares using the average cost method when available.

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The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the redemption of a share results in a gain or loss. If you redeem covered shares during any year, the Funds will report the gain or loss, cost basis, and holding period of such covered shares to you and to the IRS on your Consolidated Form 1099.

A cost basis method is used by the Funds to determine which specific shares are deemed to be sold when a shareholder sells less than his or her entire position in a Fund and has made multiple purchases of Fund shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a particular cost basis method, the Funds will use the average cost method, which averages the cost basis of all Fund shares purchased on or after January 1, 2012, in an account regardless of holding period, and deems shares sold or transferred first to be those with the longest holding period. Each shareholder may elect in writing for an alternate permissible cost basis method to be used to calculate the cost basis of its covered shares. The cost basis reporting method cannot be changed for previously redeemed covered shares.

If you hold Fund shares through a financial intermediary, please contact that financial intermediary to discuss the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect. Representatives of the Funds are not licensed tax advisors and are unable to give tax advice.

CAPITAL STOCK AND OTHER SECURITIES

General

The authorized capital stock of the Funds consists of two billion (2,000,000,000) shares of Common Stock, $0.001 par value per share.  The shares of Common Stock are presently divided into two series, the Plumb Balanced Fund and the Plumb Equity Fund, each consisting of 200 million authorized shares of Common Stock.  The Board of Directors may authorize the issuance of additional series of Common Stock (funds).

Each share of Common Stock has one vote and, when issued and paid for in accordance with the terms of the Prospectus, will be fully paid and nonassessable.  Shares of Common Stock are redeemable at net asset value, at the option of the shareholder.  Shares of Common Stock have no preemptive, subscription, conversion, or accumulative voting rights and are freely transferable.  Shares of Common Stock can be issued as full shares or fractions of shares.  Each share of a series issued and outstanding has identical dividend, liquidation, and other rights.

Shareholders have the right to vote on the election of the directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Funds’ Articles of Incorporation or Bylaws.  Shareholders of the Funds vote together to elect a single Board of Directors and on other matters commonly affecting all of the Funds, with each share entitled to a single vote.  On matters affecting only one Fund, only the shareholders of that Fund are entitled to vote.  On matters relating to all Funds, but affecting individual Funds differently (such as a new Advisory Agreement), separate votes by shareholders of each Fund are required.  The Funds’ Articles of Incorporation do not require the holding of annual meetings of shareholders.  However, special meetings of shareholders may be called (and, at the request of shareholders holding 10% or more of the Funds’ outstanding shares, must be called) for purposes such as electing or removing directors, changing fundamental policies, or approving investment advisory contracts.

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FINANCIAL STATEMENTS

The financial statements, related notes, and related report of Cohen & Company, Ltd., an Independent Registered Public Accounting Firm, contained in the Annual Report to Shareholders of the Funds as of March 31, 2017, and for the year then ended, are hereby incorporated by reference. Copies of the Funds’ Annual Report may be obtained without charge by writing to the Plumb Funds, 8030 Excelsior Drive, Suite 307, Madison, Wisconsin 53717, by calling 1-866-987-7888, or by visiting the Plumb Funds website at www.plumbfunds.com.

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EXHIBIT A

Wisconsin Capital Funds, Inc. (“Plumb Funds”, or the “Funds”)
Proxy Voting Policy

64.1       Overview

The “Funds” have delegated proxy voting decisions to the Funds’ investment adviser Wisconsin Capital Management, LLC (“WisCap”).  WisCap’s Proxy Voting Committee determines how votes should be cast by the Fund, given their knowledge of the companies in which the Funds are invested and practices common in the companies’ relevant industries.  The Funds expect WisCap to cast votes on behalf of the Funds in accordance with this Proxy Voting Policy, and to maintain policies and procedures designed to provide reasonable assurance proxies are voted in the Funds’ best economic interest.  See Appendix A for WisCap’s current Proxy Voting Policy.

Questions regarding this policy should be directed to the Chief Compliance Officer (“CCO”) of the Funds or his/her designee.

64.2       Conflicts of Interest

WisCap may occasionally encounter a conflict in voting proxies for the Funds.  In these instances, WisCap, consistent with its Proxy Voting Policy, has a duty to recognize potential conflicts and to resolve the conflict before voting the proxy.  Accordingly, when WisCap believes that a particular vote to be cast presents a material conflict of interest, WisCap shall inform the Funds’ Board of Directors of the conflict and, as appropriate, seek guidance from the Board (or select members) as to how the vote should be cast and if legal counsel should be contacted.

Further, the Board of Directors may establish a proxy voting committee, a majority of the members of which may not be “interested persons” of WisCap that shall be authorized to provide guidance to WisCap on how to cast votes on behalf of the Fund if a material conflict of interest is present.

64.3       Voting Guidelines

WisCap shall follow guidelines as outlined within its Proxy Voting Policy in casting votes for the Funds.  The WisCap Proxy Voting Policy is attached as Appendix A

64.4       Oversight

The CCO shall take into account WisCap’s routine review of proxy voting activities in connection with the CCO’s annual review of Fund compliance matters.

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Appendix A-1

APPENDIX A
Wisconsin Capital Management, LLC (“WisCap”)
Proxy Voting Policy

33.1        Overview

This proxy voting policy is designed to provide reasonable assurance that proxies are voted in the clients’ best economic interest, when the responsibility for voting client proxies rests with WisCap.  WisCap will vote proxies for clients pursuant to the authority granted in the investment advisory agreement between WisCap and its client, or as granted by written direction from each client.

The Proxy Review Committee (“Committee”), which consists of officers and/or employees of WisCap, is responsible for ensuring that proxies are voted in accordance with this policy.

Employees of WisCap are responsible for carrying out its proxy voting obligations under the oversight of WisCap’s Proxy Voting Committee.

Questions regarding this policy should be directed to the Chief Compliance Officer (“CCO”).

33.2        Conflicts of Interest

A.	Overview

WisCap may encounter a material conflict in voting client proxies.  WisCap has a duty to recognize a material conflict and to resolve the conflict before voting the proxy.  For purposes of this policy, material conflicts of interest are defined as those conflicts that, in the opinion of the Committee, a reasonable investor would view as important in making a decision regarding how to vote a proxy.

Examples of material conflicts include (but are not limited to):

1.	WisCap provides investment advisory services to a publicly traded company and WisCap also holds that same security within client portfolios; and
2.
An employee of WisCap has a business or personal relationship (such as a close friend or spouse) with a member of executive management, a participant in the proxy contest, or a corporate director of the company.

B.	Identifying Conflicts of Interest

1.
WisCap maintains a separate listing of all material business conflicts of interests – those business relationships between the firms and other parties that are deemed to be material and may result in a conflict with respect to a future proxy contest.

2.
All employees are required to disclose all personal and familial relationships that may present a material conflict of interest with respect to a future proxy contest.    Employees who are unsure whether a relationship should be disclosed as a material conflict should consult with Compliance for guidance.

C.	Resolving Material Conflicts of Interest

Table of Contents - Statement of Additional Information
Appendix A-2

Upon identification of a material conflict of interest related to a specific proxy vote, the Committee will take one of the following actions to ensure the proxy voting decision is based on the client’s best interests and is not a result of the conflict.

1.	Engage an independent party to determine how to vote the proxy;
2.
Prepare a report that (i) describes the conflict of interest; (ii) discusses procedures used to address such conflict of interest; (iii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iv) confirms the recommendation was made solely on the investment merits and without regard to any other consideration;

3.	Refer the proxy to a client or to a representative of the client for voting purposes; or
4.	Disclose the conflict to the affected clients and seek their consent to vote the proxy prior to casting the vote.

33.3        Disclosures to Clients

A client may request WisCap to deliver this Proxy Voting Policy as well as a record of how WisCap has voted that client’s proxies.  WisCap will use its respective Part 2A of Form ADV disclosures to:

A.	Notify clients of how they may obtain a copy of this policy;
B.	Notify clients of how they may obtain a record of how their securities were voted; and
C.	Summarize WisCap’s proxy voting policies.

33.4        Voting Guidelines

WisCap will strive to vote all proxies in the best economic interests of its clients.  The decision of how to vote follows the same criteria WisCap uses in managing client accounts – to vote for proposals in such a manner that, in WisCap’s opinion, will increase shareholder value.

General Overview

The Committee has established base guidelines for voting proxies, as summarized within the Proxy Trust system.  The Committee shall review the base guidelines on a periodic basis.

WisCap will generally support management’s recommendations on proxy issues relating to business operations matters since management’s ability is a key factor WisCap considers in selecting equity securities for client portfolios. WisCap believes a company’s management should generally have the latitude to make decisions related to the company’s business operations.  However, when WisCap believes the company’s management is acting in an inconsistent manner with its clients’ best interests, WisCap will vote against management’s recommendations.

From time to time, the Portfolio Manager responsible to review a specific proxy proposal may desire to vote contrary to WisCap’s base guidelines.  Under such circumstances, the Portfolio Manager will notify the Committee, indicating the matter to be voted upon, the base proxy voting guideline applicable to that matter, and the rationale for the desired vote.  Based upon the information provided, the Committee is responsible for reviewing all relevant information and determining whether to deviate from the applicable base proxy voting guideline.

Table of Contents - Statement of Additional Information
Appendix A-3

New matters not already determined in the proxy voting guidelines will be reviewed by one of the officers and/or members of the Committee and will establish a guideline.

In evaluating a particular proxy proposal, WisCap will take into consideration, among other items:

1.	Management’s assertions regarding the proxy proposal;
2.	WisCap’s determination of how the proxy proposal will impact its clients; and
3.	WisCap’s determination of whether the proxy proposal will create dilution for shareholders.

33.5        Record Retention Requirements

WisCap shall keep the following proxy voting records:

A.	These proxy voting policies and procedures;
B.	Proxy statements received regarding client securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service, are acceptable;
C.	Records of proxy votes cast on behalf of each client;
D.	Records of client requests for proxy voting information, including a record of the information provided by WisCap;
E.	Documents prepared by WisCap that were material to making the decision of how to vote; and
F.	Documentation of Committee approval for a Portfolio Manager to vote a proxy contrary to the base proxy voting guidelines.

WisCap will keep these records in accordance with their Record Retention Policy.

Table of Contents - Statement of Additional Information
Appendix A-4

Wisconsin Capital Funds, Inc.

PART C
Other Information
 _________________
Item 28.  Exhibits.

See Exhibit Index following the signature page to this Registration Statement, which Exhibit Index is incorporated herein by this reference.

Item 29.  Persons Controlled by or Under Common Control with Registrant.

The following is a description of all persons under common control with Wisconsin Capital Funds, Inc. and the ownership of control persons as of July 3, 2017.  None of the entities described in this Item is consolidated with the Registrant for financial reporting purposes.  Wisconsin Capital Funds, Inc. may be deemed under common control with SVA Plumb Trust Company, LLC, a limited liability company chartered under the laws of South Dakota, as a result of certain trust accounts with respect to which SVA Plumb Trust Company, LLC has discretionary investment authority.  This authority has been delegated by SVA Plumb Trust Company, LLC to SVA Plumb Wealth Management, LLC, a Wisconsin limited liability company that may be deemed controlled by Thomas G. Plumb through his position as President and Chief Executive Officer of SVA Plumb Wealth Management, LLC and his indirect ownership interest therein.  In total, such trust accounts comprise 54.10% of the Balanced Fund and 39.47% of the Equity Fund.  Thomas G. Plumb, through his ownership of 100% of the equity of TGP, Inc., a Wisconsin corporation, indirectly controls Wisconsin Capital Management, LLC, the investment advisor of Wisconsin Capital Funds, Inc., as TGP, Inc. owns 100% of the voting interests in Wisconsin Capital Management, LLC.

Item 30.  Indemnification.

Article IX, Section 9.1 of the Registrant's Bylaws provides for indemnification under certain circumstances of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the Registrant.  However, no person shall be indemnified by the Registrant against any liability to the Fund or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Item 31.  Business and Other Connections of Investment Advisor.

Wisconsin Capital Management, LLC is the investment advisor (the “Advisor”) to each of the Registrant’s series, which currently consist of the Plumb Balanced Fund and the Plumb Equity Fund (the “Funds”).  The principal business address of the Advisor is 8030 Excelsior Drive, Suite 307, Madison, Wisconsin 53717.  The Advisor is an investment advisor registered under the Investment Advisers Act of 1940 (the “Advisers Act”).  Additional information as to the Advisor and the directors and officers of the Advisor is included in the Advisor’s Form ADV filed with the Commission (File No. 801-53829), which is incorporated herein by reference and sets forth the officers and directors of the Advisor and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32.  Principal Underwriters.

(a)
Quasar Distributors, LLC, the Registrant’s principal underwriter, does not act as a depositor or investment adviser to any investment company, and acts as principal underwriter for the following investment companies:

Academy Funds Trust	LoCorr Investment Trust
Advisors Series Trust	Lord Asset Management Trust
Aegis Funds	MainGate Trust
Allied Asset Advisors Funds	Managed Portfolio Series
Alpha Architect ETF Trust	Manager Directed Portfolios
Alpine Equity Trust	Matrix Advisors Fund Trust
Alpine Income Trust	Matrix Advisors Value Fund, Inc.
Alpine Series Trust	Merger Fund
Amplify ETF Trust	Monetta Trust
Angel Oak Funds Trust	Nicholas Equity Income Fund, Inc.
Barrett Opportunity Fund, Inc.	Nicholas Family of Funds, Inc.
Bridge Builder Trust	Oaktree Funds
Bridges Investment Fund, Inc.	Permanent Portfolio Family of Funds
Brookfield Investment Funds	Perritt Funds, Inc.
Brown Advisory Funds	PRIMECAP Odyssey Funds
Buffalo Funds	Professionally Managed Portfolios
CG Funds Trust	Prospector Funds, Inc.
DoubleLine Funds Trust	Provident Mutual Funds, Inc.
ETF Series Solutions	Rainier Investment Management Mutual Funds
Evermore Funds Trust	RBB Fund, Inc.
First American Funds, Inc.	RBC Funds Trust
FundX Investment Trust	Series Portfolio Trust
Glenmede Fund, Inc.	Sims Total Return Fund, Inc.
Glenmede Portfolios	Stone Ridge Trust
GoodHaven Funds Trust	Stone Ridge Trust II
Greenspring Fund, Inc.	Stone Ridge Trust III
Guinness Atkinson Funds	Stone Ridge Trust V
Harding Loevner Funds, Inc.	Thompson IM Funds, Inc.
Hennessy Funds Trust	TrimTabs ETF Trust
Horizon Funds	Trust for Professional Managers
Hotchkis & Wiley Funds	Trust for Advised Portfolios
Intrepid Capital Management Funds Trust	USA Mutuals
IronBridge Funds, Inc.	Wall Street EWM Funds Trust
Jacob Funds, Inc.	Westchester Capital Funds
Jensen Portfolio, Inc.	Wisconsin Capital Funds, Inc.
Kirr Marbach Partners Funds, Inc.	YCG Funds
LKCM Funds

(b) The directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
Brett Scribner(3)	Assistant Treasurer	None
Thomas A. Wolden(3)	Assistant Treasurer	None
(1) This individual is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202.
(2) This individual is located at 10 West Market Street, Suite 1150, Indianapolis, Indiana, 46204.
(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

      (c) Not applicable.

Item 33.  Location of Accounts and Records.

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

Wisconsin Capital Management, LLC, 8030 Excelsior Drive, Suite 307, Madison, Wisconsin 53717  (records relating to its function as investment adviser).

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records relating to its function as administrator, transfer agent and dividend disbursing agent).

U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212 (records relating to its function as custodian).

Quasar Distributors, LLC, 777 East Wisconsin Avenue, Floor 6, Milwaukee, Wisconsin 53202 (records relating to its function as distributor).

Item 34.  Management Services.

Not Applicable.

Item 35.  Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) of the 1933 Act, and the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin on July 31, 2017.

WISCONSIN CAPITAL FUNDS, INC. By: /s/ Thomas G. Plumb Thomas G. Plumb, President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration State-ment has been signed below by the following persons in the capacities indicated on July 31, 2017:

Signature	Title

/s/ Thomas G. Plumb Thomas G. Plumb	Chairman of the Board, Director, Chief Executive Officer and President (Principal Executive Offi-cer)

/s/ Donna M. Baker Donna M. Baker	Chief Financial Officer and Treasurer

/s/ Jay Loewi* Jay Loewi	Director

/s/ Roy S. Schlachtenhaufen* Roy S. Schlachtenhaufen	Director

/s/ Nathan M. Plumb* Nathan M. Plumb	Director

/s/ Patrick J. Quinn* Patrick J. Quinn	Director

/s/ Harlan J. Moeckler* Harlan J. Moeckler	Director
*By: /s/ Thomas G. Plumb Thomas G. Plumb, pursuant to a Power of Attorney filed herewith.

WISCONSIN CAPITAL FUNDS, INC.

_____________________________________________

EXHIBIT INDEX
TO
REGISTRATION STATEMENT ON FORM N-1A
_____________________________________________

Exhibit Number	Description	Filed Herewith	Incorporated by Reference From Prior Filing

(A)	Registrant's Articles of Incorporation		X(1)

(B)	Registrant's By-Laws		X(1)

(C)	Not Applicable

(D)(1)	Investment Advisory Agreement, dated May 21, 2007, by and between Registrant and Wisconsin Capital Management, LLC		X(2)

(D)(2)	Amended and Restated Schedule A to the Investment Advisory Agreement between Registrant and Wisconsin Capital Management, LLC	X

(E)	Distribution Agreement, dated May 21, 2007, by and be-tween Registrant, Quasar Distributors, LLC and Wisconsin Capital Management, LLC		X(2)

(F)	Not Applicable

(G)(1)	Custody Agreement, dated May 21, 2007, by and between Registrant and U.S. Bank National Association		X(2)

(G)(2)	Sixth Amendment to the Custody Agreement, dated May 15, 2015, by and between Registrant and U.S. Bank National Association	X

(H)(1)	Amended and Restated Administrative and Accounting Services Agreement, effective September 1, 2010, by and between Registrant and Wisconsin Capital Management, LLC		X(3)

Exhibit Number	Description	Filed Herewith	Incorporated by Reference From Prior Filing

(H)(2)	Fund Administration Servicing Agreement, dated May 24, 2017, by and between Registrant and U.S. Bancorp Fund Services, LLC	X

(H)(3)	Fund Accounting Servicing Agreement, dated May 21, 2007, by and between Registrant and U.S. Bancorp Fund Services, LLC		X(2)

(H)(4)	Eighth Amendment to Fund Accounting Servicing Agreement, effective June 1, 2017, by and between Registrant and U.S. Bancorp Fund Services, LLC	X

(H)(5)	Transfer Agent Servicing Agreement, dated May 21, 2007, by and between Registrant and U.S. Bancorp Fund Services, LLC		X(2)

(H)(6)	Eighth Amendment to Transfer Agent Servicing Agreement, effective May 15, 2015, by and between Registrant and U.S. Bancorp Fund Services, LLC		X(4)

(H)(7)	Fee Waiver and Expense Reimbursement Commitment from Wisconsin Capital Management, LLC to Registrant regarding the capping of the expense ratios of the Plumb Funds		(See Exhibit (D)(2))

(H)(8)	Power of Attorney, dated June 1, 2017	X

(H)(9)	Power of Attorney, effective August 1, 2017	X

(I)	Opinion of Legal Counsel		X(2)

(J)(1)	Consent of Independent Accountants	X

(J)(2)	Consent of Legal Counsel	X

(K)	Not Applicable

(L)	Subscription Agreement, dated April 3, 2007, by and between Registrant and Wisconsin Capital Management, LLC		X(2)

(M)	Registrant's Rule 12b-1 Distribution Plan		X(2)

(P)	Registrant's Code of Ethics		X(4)

__________________________

(1)	Incorporated by reference from the Exhibits attached to the Registrant's Initial Registration Statement filed with the SEC on April 5, 2007.

(2)	Incorporated by reference from the Exhibits attached to the Registrant's Pre-Effective Amendment No. 3 to the Registration Statement filed with the SEC on May 23, 2007.

(3)	Incorporated by reference from the Exhibits attached to the Registrant’s Post-Effective Amendment No. 5 to the Registration Statement filed with the SEC on July 29, 2011.

(4)	Incorporated by reference from the Exhibits attached to the Registrant’s Post-Effective Amendment No. 13 to the Registration Statement filed with the SEC on July 30, 2015.

(5)	Incorporated by reference from the Exhibits attached to the Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed with the SEC on July 28, 2016.